As filed with the Securities and Exchange Commission on March 2, 2001
                                             Registration No. 33-76660
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM S-6
                      Post-Effective Amendment No. 10 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933

                             ----------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                             (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of depositor)

                              JOHN HANCOCK PLACE
               INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)

                              --------------------

                            RONALD J. BOCAGE, ESQ.
               INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                      JOHN HANCOCK LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                              --------------------

                                    Copy to:
                           THOMAS C. LAUERMAN, ESQ.
                                FOLEY & LARDNER
                              3000 K Street, N.W.
                            Washington, D.C.  20007

                              --------------------

It is proposed that this filing become effective(check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b) of Rule 485

[_]  on May 1, 2001 pursuant to paragraph (b) of Rule 485

[X]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_]  on May 1, 2001 pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

[_] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1999 pursuant to Rule 24f-2 on March 30, 2000.

                             CROSS-REFERENCE TABLE

Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------

1, 2                             Cover, The Account and The Series
                                 Fund or Funds, JHVLICO and John
                                 Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and The Series Fund or
                                 Funds, State Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Policy Provisions and Benefits

10(f)                            Voting Privileges

10(g),(h)                        Changes that JHVLICO
                                 Can Make

10(i)                            Appendix--Other Policy
                                 Provisions, The Account and The
                                 Series Fund or Funds

11, 12                           Summary, The Account and The Series
                                 Fund or Funds, Distribution of
                                 Policies

13                               Charges and expenses,Appendix-
                                 Illustration of Death Benefits,
                                 Account Values, Surrender Values and
                                 Accumulated Premiums

14, 15                           Summary, Distribution of
                                 Policies, Premiums

16                               The Account and The Series Fund or
                                 Funds


17                               Summary, Policy Provisions
                                 and Benefits

18                               The Account and The Series Fund or
                                 Funds, Tax Considerations

19                               Reports

20                               Changes that JHVLICO
                                 Can Make

21, 22                           Policy Provisions and Benefits

23                               Distribution of Policies

24                               Not Applicable

25                               JHVLICO and John Hancock

26                               Not Applicable

27,28,29,30                      JHVLICO and John Hancock, Board
                                 of Directors and Executive
                                 Officers of JHVLICO

31,32,33,34                      Not Applicable

35                               JHVLICO and John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies,
                                 JHVLICO and John Hancock,
                                 Charges and Expenses

42, 43                           Not Applicable

44                               The Account and The Series Fund or
                                 Funds,Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

45                               Not Applicable

46                               The Account and The Series Fund or
                                 Funds, Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

47                               Not Applicable

48,49,50                         Not Applicable

51                               Policy Provisions and Benefits,
                                 Appendix--Other Policy
                                 Provisions

52                               The Account and The Series Fund or
                                 Funds, Changes that JHVLICO Can Make

53,54,55                         Not Applicable

56,57,58,59                      Not Applicable

                          Prospectus dated May 1, 2001

--------------------------------------------------------------------------------
                             MEDALLION VARIABLE LIFE
--------------------------------------------------------------------------------

                a flexible premium variable life insurance policy
                                    issued by
            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

---------------------------------------------------------------------------------------------------------------------------
Variable Investment Option                   Managed By
--------------------------                   ----------
Equity Index ..............................  State Street Global Advisors
Growth & Income ...........................  Independence Investment Associates, Inc. and Putnam Investment Management, LLC
Large Cap Value ...........................  T. Rowe Price Associates, Inc.
Large Cap Value CORE (SM) .................  Goldman Sachs Asset Management
Large Cap Growth ..........................  Independence Investment Associates, Inc.
Large Cap Aggressive Growth ...............  Alliance Capital Management L.P.
Large/Mid Cap Value .......................  Wellington Management Company, LLP
Fundamental Growth ........................  Putnam Investment Management, LLC
Mid Cap Growth ............................  Janus Capital Corporation
Small/Mid Cap CORE (SM) ...................  Goldman Sachs Asset Management
Small/Mid Cap Growth ......................  Wellington Management Company, LLP
Small Cap Equity ..........................  Capital Guardian Trust Company
Small Cap Value ...........................  T. Rowe Price Associates, Inc.
Small Cap Growth ..........................  John Hancock Advisers, Inc.
V.A. Relative Value .......................  John Hancock Advisers, Inc.
AIM V.I. Value ............................  A I M Advisors, Inc.
AIM V.I. Growth ...........................  A I M Advisors, Inc.
Fidelity VIP Growth .......................  Fidelity Management and Research Company
Fidelity VIP Contrafund(R) ................  Fidelity Management and Research Company
MFS Investors Growth Stock ................  MFS Investment Management(R)
MFS Research ..............................  MFS Investment Management(R)
MFS New Discovery .........................  MFS Investment Management(R)
International Equity Index ................  Independence Investment Associates, Inc.
International Opportunities ...............  T. Rowe Price International, Inc.
International Equity ......................  Goldman Sachs Asset Management
Emerging Markets Equity ...................  Morgan Stanley Dean Witter Investment Management Inc.
Janus Aspen Worldwide Growth ..............  Janus Capital Corporation
Real Estate Equity ........................  Independence Investment Associates, Inc. and Morgan Stanley Dean Witter
                                                Investment Management Inc.
Health Sciences ...........................  John Hancock Advisers, Inc.
V.A. Financial Industries .................  John Hancock Advisers, Inc.
Janus Aspen Global Technology .............  Janus Capital Corporation
Managed ...................................  Independence Investment Associates, Inc. and Capital Guardian Trust Company
Global Balanced ...........................  Capital Guardian Trust Company
Short-Term Bond ...........................  Independence Investment Associates, Inc.
Bond Index ................................  Mellon Bond Associates, LLP
Active Bond ...............................  John Hancock Advisers, Inc.
V.A. Strategic Income .....................  John Hancock Advisers, Inc.
High Yield Bond ...........................  Wellington Management Company, LLP
Global Bond ...............................  Capital Guardian Trust Company
Money Market ..............................  Wellington Management Company, LLP
---------------------------------------------------------------------------------------------------------------------------

     The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the John Hancock Declaration Trust, the AIM Variable Insurance Funds, Inc., Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the MFS Variable Insurance Trust, and the Janus Aspen Series (Service Shares Class) (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds". In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

     Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Series Fund. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO Life Servicing Office


          Express Delivery                                   U.S. Mail
          ----------------                                   ---------
        529 Main Street (X-4)                              P.O. Box 111
        Charlestown, MA 02129                            Boston, MA 02117

                              Phone: 1-800-732-5543

                               Fax: 1-617-886-3048

                            GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

     This prospectus is arranged in the following way:

          o The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

          o Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 19.

          o Behind the illustrations is a section called "Additional Information" that gives more details about the policy. It generally does not repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 26.

          o Behind the Additional Information section are the financial statements for JHVLICO and Separate Account U. These start on page 40.

          o Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 111.

After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Funds begin.

                                BASIC INFORMATION

     This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                                               Beginning on page
--------                                                                               -----------------
o What is the policy? ................................................................         4

o Who owns the policy? ...............................................................         4

o How can I invest money in the policy? ..............................................         4

o Is there a minimum amount I must invest? ...........................................         5

o How will the value of my investment in the policy change over time? ................         6

o What charges will JHVLICO deduct from my investment in the policy? .................         7

o What charges will the Series Funds deduct from my investment in the policy? ........         9

o What other charges could JHVLICO impose in the future? .............................        10

o How can I change my policy's investment allocations? ...............................        11

o How can I access my investment in the policy? ......................................        12

o How much will JHVLICO pay when the insured person dies? ............................        13

o How can I change my policy's insurance coverage? ...................................        14

o Can I cancel my policy after it's issued? ..........................................        15

o Can I choose the form in which JHVLICO pays out policy proceeds? ...................        15

o To what extent can JHVLICO vary the terms and conditions of its policies
    in particular cases? .............................................................        16

o How will my policy be treated for income tax purposes? .............................        16

o How do I communicate with JHVLICO? .................................................        17

What is the policy?

     The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

     While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

          o Determine when and how much you invest in the various investment options

          o    Borrow or withdraw amounts you have in the investment options

          o    Change the beneficiary who will receive the death benefit

          o    Change the amount of insurance

          o Turn in (i.e., "surrender") the policy for the full amount of its surrender value

          o Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

Who owns the policy?

     That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

How can I invest money in the policy?

Premium Payments

     We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
33. Also, we may refuse to accept any amount of an additional premium if:

          o that amount of premium would increase our insurance risk exposure, and

          o the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 1 of this prospectus.

     We will also accept premiums:

          o    by wire or by exchange from another insurance company,

          o via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

          o if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Is there a minimum amount I must invest?

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed death benefit feature" below).

Lapse and reinstatement

     If the policy's surrender value is not sufficient to pay the charges and the guaranteed death benefit feature is not in effect, we will notify you of how much you will need to pay to keep the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.

Guaranteed death benefit feature

     This feature is available only if the insured person meets certain underwriting requirements. The feature guarantees that your policy will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each modal processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals from the policy) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The Guaranteed Death Benefit Premium (or "GDB Premium) is defined in the policy and is "due" on each modal processing date. (The term "modal processing date" is defined under "Planned Premiums" on page 5.)

     No GDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GDB Premiums may change in the event of any change in the face amount of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the insured person dies?" on page 13).

     If the Guaranteed Death Benefit test is not satisfied on any modal processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the second monthly deduction date after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will permanently lapse. You cannot restore the feature once it has lapsed.

     If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

How will the value of my investment in the policy change over time?

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected.

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be subject to the mortality and expense risk charge described on page
8. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

     At any time, the "account value" of your policy is equal to:

          o    the amount you invested,

          o plus or minus the investment experience of the investment options you've chosen,

          o    minus all charges we deduct, and

          o    minus all withdrawals you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 12.

What charges will JHVLICO deduct from my investment in the policy?

Deductions from premium payments

o Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

o DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

o Premium sales charge - A charge to help defray our sales costs. The charge is 4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a face amount of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale in 1994, no termination of this charge has yet occurred.

Deductions from account value

o Issue charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of $20 and is deducted only during the first policy year.

o Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $8 (currently $6).

o Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the face amount of insurance and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply a lower insurance charge for policies with a face amount of $250,000 or higher, but continuation of that practice is not guaranteed. Also, it is our current intention to reduce the insurance charge in the 10th policy year and thereafter, but such a reduction is not guaranteed either. Because policies of this type were first offered for sale in 1994, no reductions have yet been made.

o Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if the insured person is subject to certain types of special insurance risk.

o M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.

o Optional benefits charge - Monthly charges for any optional insurance benefits added to the policy by means of a rider. We currently offer a number of optional riders, such as the accidental death benefit rider.

o Administrative surrender charge - A charge we deduct if the policy lapses or is surrendered in the first 9 policy years. We deduct this charge to compensate us for administrative expenses that we would otherwise not recover in the event of early lapse or surrender. The amount of the charge depends upon the policy year in which lapse or surrender occurs and the policy's face amount at that time. The maximum charge is $5 per $1,000 of face amount in policy years 1 through 7, $4 per $1,000 in policy year 8 and $3 per $1,000 in policy year 9.

o Contingent deferred sales charge ("CDSC") - A charge we deduct if the policy lapses or is surrendered within the first 12 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of premiums received that do not exceed the Target Premium. ("Target Premium" is described above under "Deductions from premium payments.") In policy years 1 through 3, the charge is a percentage of premiums received prior to the end of the policy year in question. Thereafter, it's a percentage of only those premiums received in policy years 1 through 3. The charge reaches its maximum at the end of the third policy year, stays level through the seventh policy year, and is reduced by an equal amount at the beginning of each policy year thereafter until it reaches zero. This is shown in the following table (where the percentages are rounded to one decimal place):

     For surrenders or lapses during               Percentage
     -------------------------------               ----------

     Policy years 1-7                                   26.0%

     Policy year 8                                      21.7%

     Policy year 9                                      17.3%

     Policy year 10                                     13.0%

     Policy year 11                                      8.7%

     Policy year 12                                      4.3%

     Policy year 13 and later                            0.0%

     The above table applies only if the insured person is less than attained age 55 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 12 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. The CDSC cannot exceed 32% of one year's Target Premium. A pro-rata portion of the CDSC may also be charged in the case of withdrawals that reduce the face amount (see "Partial withdrawals" on page 14) and requested reductions in the face amount (see "Decrease in coverage" on page 16). The pro-rata charge is calculated by dividing the reduction in face amount by the face amount immediately prior to the reduction and then multiplying the applicable CDSC by that ratio.

o Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

What charges will the Series Funds deduct from my investment in the policy?

     The Series Funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may receive payments from a fund or its affiliates at an annual rate of up to approximately 0.25% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

     The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2000 except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                                                               Total Fund        Total Fund
                                         Investment    Distribution and    Other Operating      Operating         Operating
                                         Management        Service          Expenses With     Expenses With    Expenses Absent
Fund Name                                    Fee        (12b-1) Fees        Reimbursement     Reimbursement     Reimbursement
---------                                ----------    ----------------    ---------------    -------------    ---------------
John Hancock Variable Series
 Trust I (Note 1):
Equity Index ...........................
Growth & Income ........................
Large Cap Value ........................
Large Cap Value CORE (SM) ..............
Large Cap Growth .......................
Large Cap Aggressive Growth ............
Large/Mid Cap Value ....................
Fundamental Growth .....................
Mid Cap Growth .........................
Small/Mid Cap CORE (SM) ................
Small/Mid Cap Growth ...................
Small Cap Equity .......................
Small Cap Value* .......................
Small Cap Growth .......................
International Equity Index .............
International Opportunities ............
International Equity ...................
Emerging Markets Equity ................
Real Estate Equity .....................
Health Sciences ........................
Managed ................................
Global Balanced ........................
Short-Term Bond ........................
Bond Index .............................
Active Bond ............................
High Yield Bond ........................
Global Bond ............................
Money Market ...........................

John Hancock Declaration Trust
 (Note 2):
V.A. Relative Value ....................
V.A. Financial Industries ..............
V.A. Strategic Income ..................

AIM Variable Insurance Funds,
 Inc :
AIM V.I. Value .........................
AIM V.I. Growth ........................

Variable Insurance Products Fund -
 Service Class (Note 3):

                                                                                               Total Fund        Total Fund
                                         Investment    Distribution and    Other Operating      Operating         Operating
                                         Management        Service          Expenses With     Expenses With    Expenses Absent
Fund Name                                    Fee        (12b-1) Fees        Reimbursement     Reimbursement     Reimbursement
---------                                ----------    ----------------    ---------------    -------------    ---------------
Fidelity VIP Growth ....................

Variable Insurance Products Fund II -
 Service Class (Note 3):
Fidelity VIP Contrafund(R) .............

MFS Variable Insurance Trust
 (Note 4):
MFS Investors Growth Stock .............
MFS Research ...........................
MFS New Discovery ......................

Janus Aspen Series - Service Shares
 Class:
Janus Aspen Worldwide Growth ...........
Janus Aspen Global Technology ..........

Notes to Fund Expense Table

     (1) Under the expense reimbursement policy adopted April 23, 1999, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Shareholders of the Managed, Growth & Income, Fundamental Growth, Real Estate Equity, Small Cap Equity, Global Balanced, Active Bond, and Global Bond funds approved new management fee schedules which applied to those funds effective November 1, 2000. The investment management fee percentages for each of those funds are calculated as if those new fee schedules had been in effect for all of 2000. The investment management fee percentages for all other funds reflect the investment management fees that were actually payable for 2000 .

     *    Small Cap Value was formerly "Small/Mid Cap Value".

          " CORE (SM)" is a service mark of Goldman, Sachs & Co.

     (2) John Hancock Declaration Trust funds' percentages reflect the investment management fees currently payable and other fund expenses allocated in 2000. John Hancock Advisers, Inc. has agreed to limit temporarily other expenses of each fund to 0.25% of the fund's average daily assets.

     (3) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

     (4) MFS Variable Insurance Trust Funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the Investors Growth Stock and New Discovery Funds, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

What other charges could JHVLICO impose in the future?

     Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

How can I change my policy's investment allocations?

Future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

     Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

o You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

o We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

o The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

     We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Limitation on number of investment options

     Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.

Dollar cost averaging

     This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

How can I access my investment in the policy?

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC and administrative surrender charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 8). We also reserve the right to refuse any partial withdrawal that would cause the policy's face amount to fall below $100,000. Under the Option 1 or Option 3 death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your face amount of insurance (see "How much will JHVLICO pay when the insured person dies?" on page 13). If that happens, we will automatically reduce your face amount of insurance. The calculation of that reduction is explained in the policy. If such a face amount reduction would cause your policy to fail the Code's definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in the face amount, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page 10).

Policy loans

     You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of your account value that is in the fixed investment option plus one of the following:

          o In policy years 2 and 3 - - 75% of your account value that is in the variable investment options

          o In all later policy years - - 90% of your account value that is in the variable investment options

     The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 5.0% in the first 20 policy years and 4.50% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

          o The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

          o The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How much will JHVLICO pay when the insured person dies?

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "face amount" of insurance. In the policy, this may also be referred to as the "Sum Insured."

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are 3 ways of calculating the death benefit. You choose which one you want in the application. The three death benefit options are:

          o Option 1 - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" (as described below).

          o Option 2 - The death benefit will equal the greater of (1) the face amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

          o Option 3 - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount under the "cash value accumulation test" (as described below)

     For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Options 1 or 3. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Options 1 or 3 than under Option 2 for the same premium payments.

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law. Death benefit Options 1 and 2 use the "guideline premium and cash value corridor test" while Option 3 uses the "cash value accumulation test." For Options 1 and 2, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age
95. A table showing the factor for each age will appear in the policy. For Option 3, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

How can I change my policy's insurance coverage?

Increase in coverage

     Increases in the face amount of insurance coverage are generally not permitted under our current administrative rules. We expect to be able to allow such increases in the future, but that is not guaranteed.

Decrease in coverage

     After the first policy year, you may request a reduction in the face amount of insurance coverage, but only if:

          o    the remaining face amount will be at least $100,000, and

          o the remaining face amount will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 31. If there is a reduction in the face amount, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page 10).

Change of death benefit option

     You may request to change your coverage from death benefit Option 1 to Option 2 or vice-versa. If you request a change from Option 1 to Option 2, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure. If you have chosen death benefit Option 3, you can never change to either Option 1 or Option 2.

Tax consequences

     Please read "Tax considerations" starting on page 33 to learn about possible tax consequences of changing your insurance coverage under the policy.

Can I cancel my policy after it's issued?

     You have the right to cancel your policy within the latest of the following periods:

          o 10 days after you receive it (this period may be longer in some states);

          o    10 days after mailing by JHVLICO of the Notice of Withdrawal
               Right; or

          o 45 days after the date Part A of the application has been completed.

     This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 1, or to the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

Can I choose the form in which JHVLICO pays out policy proceeds?

Choosing a payment option

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

          o    Option 1 - Proceeds left with us to accumulate with interest

          o Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

          o    Option 2B - Equal monthly payments for a specified period of time

          o Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

          o    Option 4 - Equal monthly payments for life with no refund

          o Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

To what extent can JHVLICO vary the terms and conditions of its policies in particular cases?

     Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

     Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 32. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

How will my policy be treated for income tax purposes?

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

     For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 33.

How do I communicate with JHVLICO?

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 1.

     Certain requests must be made in writing and be signed and dated by you. They include the following:

          o    loans, surrenders or partial withdrawals

          o    transfers of account value among investment options

          o change of allocation among investment options for new premium payments

          o    change of death benefit option

          o    increase or decrease in face amount

          o    change of beneficiary

          o    election of payment option for policy proceeds

          o    tax withholding elections

          o    election of telephone transaction privilege

You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 1. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've

"received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

                 ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES,
                    SURRENDER VALUES AND ACCUMULATED PREMIUMS

     The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -0.__%, 5.__% and 11.__%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

     Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year and the intended reduction in the insurance charge after the tenth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that no optional rider benefits have been elected.

     With respect to fees and expenses deducted from assets of the Series Funds, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .__%, and (2) an assumed average asset charge for all other operating expenses of the Series Funds equivalent to an effective annual rate of .__%. These rates are the arithmetic average for all funds of the . In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other operating expenses of the Series Fundsreflects reimbursements to certain funds as described in the footnote to the table on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed. Without those arrangements, the assumed average asset charge for all other operating expenses shown above would be higher. This would result in lower values than those shown in the following tables.

     The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

     Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the face amount and annual Planned Premium amount requested.

Death Benefit Option 1: Level Death Benefit
Illustration assumes Current Charges

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk
Face Amount: $100,000
$760 Planned Premium*

                              Death Benefit                       Account Value                       Surrender Value
         Premiums   ---------------------------------    --------------------------------    ---------------------------------
        Accumulated   Assuming Hypothetical Gross          Assuming Hypothetical Gross          Assuming Hypothetical Gross
End of     At 5%      Annual Investment Return of:         Annual Investment Return of:         Annual Investment Return of:
Policy   Interest   ---------------------------------    --------------------------------    ---------------------------------
 Year    Per Year   0% Gross    6% Gross    12% Gross    0% Gross    6% Gross   12% Gross    0% Gross    6% Gross    12% Gross
------  ----------- --------    --------    ---------    --------    --------   ---------    --------    --------    ---------
   1         798     100,000     100,000     100,000         218         244         270           0           0           0
   2       1,636     100,000     100,000     100,000         663         737         815           0           0          72
   3       2,516     100,000     100,000     100,000       1,093       1,243       1,406           0         150         313
   4       3,439     100,000     100,000     100,000       1,506       1,761       2,048         413         668         956
   5       4,409     100,000     100,000     100,000       1,900       2,289       2,745         807       1,196       1,652
   6       5,428     100,000     100,000     100,000       2,276       2,828       3,501       1,183       1,736       2,408
   7       6,497     100,000     100,000     100,000       2,631       3,376       4,321       1,538       2,283       3,228
   8       7,620     100,000     100,000     100,000       2,964       3,932       5,211       2,070       3,038       4,317
   9       8,799     100,000     100,000     100,000       3,274       4,496       6,176       2,579       3,801       5,481
  10      10,037     100,000     100,000     100,000       3,568       5,076       7,240       3,272       4,780       6,944
  11      11,337     100,000     100,000     100,000       3,866       5,695       8,432       3,669       5,497       8,234
  12      12,702     100,000     100,000     100,000       4,142       6,325       9,736       4,043       6,226       9,637
  13      14,135     100,000     100,000     100,000       4,392       6,965      11,163       4,392       6,965      11,163
  14      15,640     100,000     100,000     100,000       4,615       7,612      12,725       4,615       7,612      12,725
  15      17,220     100,000     100,000     100,000       4,809       8,267      14,437       4,809       8,267      14,437
  16      18,879     100,000     100,000     100,000       4,972       8,928      16,315       4,972       8,928      16,315
  17      20,621     100,000     100,000     100,000       5,105       9,595      18,379       5,105       9,595      18,379
  18      22,450     100,000     100,000     100,000       5,197      10,260      20,644       5,197      10,260      20,644
  19      24,370     100,000     100,000     100,000       5,247      10,920      23,132       5,247      10,920      23,132
  20      26,387     100,000     100,000     100,000       5,258      11,581      25,875       5,258      11,581      25,875
  25      38,086     100,000     100,000     100,000       4,777      14,946      44,737       4,777      14,946      44,737
  30      53,018     100,000     100,000     100,000       3,271      18,411      77,172       3,271      18,411      77,172
  35      72,076          **     100,000     152,466          **      21,031     132,579          **      21,031     132,579
  40      96,398          **     100,000     236,015          **      21,024     224,777          **      21,024     224,777
  45     127,441          **     100,000     398,132          **      15,461     379,174          **      15,461     379,174

----------
* If premiums are paid more frequently than annually, the above values shown would be affected.

**   Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Death Benefit Option 1: Level Death Benefit
Illustration assumes Maximum Charges

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk
Face Amount: $100,000
$760 Planned Premium*

                              Death Benefit                       Account Value                       Surrender Value
         Premiums   ---------------------------------    --------------------------------    ---------------------------------
        Accumulated   Assuming Hypothetical Gross          Assuming Hypothetical Gross          Assuming Hypothetical Gross
End of     At 5%      Annual Investment Return of:         Annual Investment Return of:         Annual Investment Return of:
Policy   Interest   ---------------------------------    --------------------------------    ---------------------------------
 Year    Per Year   0% Gross    6% Gross    12% Gross    0% Gross    6% Gross   12% Gross    0% Gross    6% Gross    12% Gross
------  ----------- --------    --------    ---------    --------    --------   ---------    --------    --------    ---------
   1         798     100,000     100,000     100,000         191         217         242           0           0           0
   2       1,636     100,000     100,000     100,000         610         680         754           0           0          11
   3       2,516     100,000     100,000     100,000       1,011       1,154       1,308           0          61         216
   4       3,439     100,000     100,000     100,000       1,396       1,636       1,907         303         543         815
   5       4,409     100,000     100,000     100,000       1,760       2,126       2,554         668       1,033       1,461
   6       5,428     100,000     100,000     100,000       2,106       2,623       3,253       1,013       1,531       2,160
   7       6,497     100,000     100,000     100,000       2,430       3,126       4,007       1,337       2,033       2,914
   8       7,620     100,000     100,000     100,000       2,731       3,633       4,821       1,837       2,739       3,927
   9       8,799     100,000     100,000     100,000       3,008       4,142       5,700       2,313       3,447       5,004
  10      10,037     100,000     100,000     100,000       3,262       4,654       6,650       2,966       4,358       6,353
  11      11,337     100,000     100,000     100,000       3,488       5,166       7,675       3,291       4,968       7,478
  12      12,702     100,000     100,000     100,000       3,685       5,675       8,783       3,587       5,576       8,684
  13      14,135     100,000     100,000     100,000       3,853       6,179       9,979       3,853       6,179       9,979
  14      15,640     100,000     100,000     100,000       3,988       6,678      11,274       3,988       6,678      11,274
  15      17,220     100,000     100,000     100,000       4,089       7,167      12,673       4,089       7,167      12,673
  16      18,879     100,000     100,000     100,000       4,154       7,644      14,189       4,154       7,644      14,189
  17      20,621     100,000     100,000     100,000       4,176       8,103      15,827       4,176       8,103      15,827
  18      22,450     100,000     100,000     100,000       4,149       8,535      17,596       4,149       8,535      17,596
  19      24,370     100,000     100,000     100,000       4,068       8,936      19,508       4,068       8,936      19,508
  20      26,387     100,000     100,000     100,000       3,925       9,295      21,573       3,925       9,295      21,573
  25      38,086     100,000     100,000     100,000       2,046      10,156      34,760       2,046      10,156      34,760
  30      53,018          **     100,000     100,000          **       8,151      55,014          **       8,151      55,014
  35      72,076          **          **     101,747          **          **      88,476          **          **      88,476
  40      96,398          **          **     151,557          **          **     144,340          **          **     144,340
  45     127,441          **          **     245,710          **          **     234,009          **          **     234,009

----------
* If premiums are paid more frequently than annually, the above values shown would be affected.

**   Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Death Benefit Option 2: Variable Death Benefit
Illustration assumes Current Charges

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk
Face Amount: $100,000
$760 Planned Premium*

                              Death Benefit                       Account Value                       Surrender Value
         Premiums   ---------------------------------    --------------------------------    ---------------------------------
        Accumulated   Assuming Hypothetical Gross          Assuming Hypothetical Gross          Assuming Hypothetical Gross
End of     At 5%      Annual Investment Return of:         Annual Investment Return of:         Annual Investment Return of:
Policy   Interest   ---------------------------------    --------------------------------    ---------------------------------
 Year    Per Year   0% Gross    6% Gross    12% Gross    0% Gross    6% Gross   12% Gross    0% Gross    6% Gross    12% Gross
------  ----------- --------    --------    ---------    --------    --------   ---------    --------    --------    ---------
   1         798     100,217     100,243     100,270         217         243         270           0           0           0
   2       1,636     100,661     100,735     100,812         661         735         812           0           0          69
   3       2,516     101,088     101,238     101,401       1,088       1,238       1,401           0         145         308
   4       3,439     101,498     101,752     102,038       1,498       1,752       2,038         405         659         945
   5       4,409     101,888     102,274     102,727       1,888       2,274       2,727         795       1,182       1,634
   6       5,428     102,259     102,806     103,473       2,259       2,806       3,473       1,166       1,714       2,380
   7       6,497     102,607     103,344     104,279       2,607       3,344       4,279       1,514       2,252       3,186
   8       7,620     102,932     103,888     105,150       2,932       3,888       5,150       2,038       2,994       4,256
   9       8,799     103,233     104,437     106,092       3,233       4,437       6,092       2,538       3,742       5,396
  10      10,037     103,516     104,998     107,124       3,516       4,998       7,124       3,220       4,702       6,827
  11      11,337     103,802     105,594     108,274       3,802       5,594       8,274       3,604       5,396       8,077
  12      12,702     104,063     106,196     109,527       4,063       6,196       9,527       3,964       6,097       9,428
  13      14,135     104,297     106,802     110,888       4,297       6,802      10,888       4,297       6,802      10,888
  14      15,640     104,501     107,411     112,368       4,501       7,411      12,368       4,501       7,411      12,368
  15      17,220     104,674     108,018     113,978       4,674       8,018      13,978       4,674       8,018      13,978
  16      18,879     104,814     108,624     115,729       4,814       8,624      15,729       4,814       8,624      15,729
  17      20,621     104,922     109,228     117,637       4,922       9,228      17,637       4,922       9,228      17,637
  18      22,450     104,987     109,818     119,709       4,987       9,818      19,709       4,987       9,818      19,709
  19      24,370     105,006     110,391     121,958       5,006      10,391      21,958       5,006      10,391      21,958
  20      26,387     104,985     110,951     124,409       4,985      10,951      24,409       4,985      10,951      24,409
  25      38,086     104,321     113,575     140,622       4,321      13,575      40,622       4,321      13,575      40,622
  30      53,018     102,626     115,737     166,563       2,626      15,737      66,563       2,626      15,737      66,563
  35      72,076          **     116,022     207,355          **      16,022     107,355          **      16,022     107,355
  40      96,398          **     111,961     270,843          **      11,961     170,843          **      11,961     170,843
  45     127,441          **     100,300     370,102          **         300     270,102          **         300     270,102

----------
* If premiums are paid more frequently than annually, the above values shown would be affected.

**   Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Death Benefit Option 2: Variable Death Benefit
Illustration assumes Maximum Charges

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk
Face Amount: $100,000
$760 Planned Premium*

                              Death Benefit                       Account Value                       Surrender Value
         Premiums   ---------------------------------    --------------------------------    ---------------------------------
        Accumulated   Assuming Hypothetical Gross          Assuming Hypothetical Gross          Assuming Hypothetical Gross
End of     At 5%      Annual Investment Return of:         Annual Investment Return of:         Annual Investment Return of:
Policy   Interest   ---------------------------------    --------------------------------    ---------------------------------
 Year    Per Year   0% Gross    6% Gross    12% Gross    0% Gross    6% Gross   12% Gross    0% Gross    6% Gross    12% Gross
------  ----------- --------    --------    ---------    --------    --------   ---------    --------    --------    ---------
   1         798     100,191     100,216     100,242         191         216         242           0           0           0
   2       1,636     100,608     100,678     100,752         608         678         752           0           0           9
   3       2,516     101,007     101,149     101,303       1,007       1,149       1,303           0          56         210
   4       3,439     101,389     101,628     101,897       1,389       1,628       1,897         296         535         805
   5       4,409     101,749     102,112     102,537       1,749       2,112       2,537         657       1,019       1,444
   6       5,428     102,090     102,603     103,227       2,090       2,603       3,227         997       1,510       2,134
   7       6,497     102,407     103,096     103,968       2,407       3,096       3,968       1,315       2,003       2,875
   8       7,620     102,702     103,592     104,765       2,702       3,592       4,765       1,808       2,698       3,871
   9       8,799     102,970     104,087     105,620       2,970       4,087       5,620       2,275       3,392       4,925
  10      10,037     103,214     104,582     106,542       3,214       4,582       6,542       2,917       4,286       6,245
  11      11,337     103,429     105,073     107,530       3,429       5,073       7,530       3,231       4,875       7,332
  12      12,702     103,613     105,556     108,590       3,613       5,556       8,590       3,514       5,457       8,491
  13      14,135     103,766     106,031     109,728       3,765       6,031       9,728       3,765       6,031       9,728
  14      15,640     103,885     106,494     110,948       3,885       6,494      10,948       3,885       6,494      10,948
  15      17,220     103,968     106,942     112,256       3,968       6,942      12,256       3,968       6,942      12,256
  16      18,879     104,013     107,371     113,658       4,013       7,371      13,658       4,013       7,371      13,658
  17      20,621     104,013     107,773     115,155       4,013       7,773      15,155       4,013       7,773      15,155
  18      22,450     103,962     108,139     116,751       3,962       8,139      16,751       3,962       8,139      16,751
  19      24,370     103,857     108,463     118,450       3,857       8,463      18,450       3,857       8,463      18,450
  20      26,387     103,687     108,733     120,251       3,687       8,733      20,251       3,687       8,733      20,251
  25      38,086     101,669     108,923     130,915       1,669       8,923      30,915       1,669       8,923      30,915
  30      53,018          **     105,786     144,362          **       5,786      44,362          **       5,786      44,362
  35      72,076          **          **     159,465          **          **      59,465          **          **      59,465
  40      96,398          **          **     172,761          **          **      72,761          **          **      72,761
  45     127,441          **          **     175,164          **          **      75,164          **          **      75,164

----------
* If premiums are paid more frequently than annually, the above values shown would be affected.

**   Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Death Benefit Option 3: Level Death Benefit with Greater Funding
Illustration assumes Current Charges

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk
Face Amount: $100,000
$760 Planned Premium*

                              Death Benefit                       Account Value                       Surrender Value
         Premiums   ---------------------------------    --------------------------------    ---------------------------------
        Accumulated   Assuming Hypothetical Gross          Assuming Hypothetical Gross          Assuming Hypothetical Gross
End of     At 5%      Annual Investment Return of:         Annual Investment Return of:         Annual Investment Return of:
Policy   Interest   ---------------------------------    --------------------------------    ---------------------------------
 Year    Per Year   0% Gross    6% Gross    12% Gross    0% Gross    6% Gross   12% Gross    0% Gross    6% Gross    12% Gross
------  ----------- --------    --------    ---------    --------    --------   ---------    --------    --------    ---------
   1         798     100,000     100,000     100,000         218         244         270           0           0           0
   2       1,636     100,000     100,000     100,000         663         737         815           0           0          72
   3       2,516     100,000     100,000     100,000       1,093       1,243       1,406           0         150         313
   4       3,439     100,000     100,000     100,000       1,506       1,761       2,048         413         668         956
   5       4,409     100,000     100,000     100,000       1,900       2,289       2,745         807       1,196       1,652
   6       5,428     100,000     100,000     100,000       2,276       2,828       3,501       1,183       1,736       2,408
   7       6,497     100,000     100,000     100,000       2,631       3,376       4,321       1,538       2,283       3,228
   8       7,620     100,000     100,000     100,000       2,964       3,932       5,211       2,070       3,038       4,317
   9       8,799     100,000     100,000     100,000       3,274       4,496       6,176       2,579       3,801       5,481
  10      10,037     100,000     100,000     100,000       3,568       5,076       7,240       3,272       4,780       6,944
  11      11,337     100,000     100,000     100,000       3,866       5,695       8,432       3,669       5,497       8,234
  12      12,702     100,000     100,000     100,000       4,142       6,325       9,736       4,043       6,226       9,637
  13      14,135     100,000     100,000     100,000       4,392       6,965      11,163       4,392       6,965      11,163
  14      15,640     100,000     100,000     100,000       4,615       7,612      12,725       4,615       7,612      12,725
  15      17,220     100,000     100,000     100,000       4,809       8,267      14,437       4,809       8,267      14,437
  16      18,879     100,000     100,000     100,000       4,972       8,928      16,315       4,972       8,928      16,315
  17      20,621     100,000     100,000     100,000       5,105       9,595      18,379       5,105       9,595      18,379
  18      22,450     100,000     100,000     100,000       5,197      10,260      20,644       5,197      10,260      20,644
  19      24,370     100,000     100,000     100,000       5,247      10,920      23,132       5,247      10,920      23,132
  20      26,387     100,000     100,000     100,000       5,258      11,581      25,875       5,258      11,581      25,875
  25      38,086     100,000     100,000     100,000       4,777      14,946      44,737       4,777      14,946      44,737
  30      53,018     100,000     100,000     130,207       3,271      18,411      76,502       3,271      18,411      76,502
  35      72,076          **     100,000     193,078          **      21,031     127,562          **      21,031     127,562
  40      96,398          **     100,000     285,457          **      21,024     208,545          **      21,024     208,545
  45     127,441          **     100,000     425,000          **      15,461     336,607          **      15,461     336,607

----------
* If premiums are paid more frequently than annually, the above values shown would be affected.

**   Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Death Benefit Option 3: Level Death Benefit with Greater Funding
Illustration assumes Maximum Charges

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk
Face Amount: $100,000
$760 Planned Premium*

                              Death Benefit                       Account Value                       Surrender Value
         Premiums   ---------------------------------    --------------------------------    ---------------------------------
        Accumulated   Assuming Hypothetical Gross          Assuming Hypothetical Gross          Assuming Hypothetical Gross
End of     At 5%      Annual Investment Return of:         Annual Investment Return of:         Annual Investment Return of:
Policy   Interest   ---------------------------------    --------------------------------    ---------------------------------
 Year    Per Year   0% Gross    6% Gross    12% Gross    0% Gross    6% Gross   12% Gross    0% Gross    6% Gross    12% Gross
------  ----------- --------    --------    ---------    --------    --------   ---------    --------    --------    ---------
   1         798     100,000     100,000     100,000         191         217         242           0           0           0
   2       1,636     100,000     100,000     100,000         610         680         754           0           0          11
   3       2,516     100,000     100,000     100,000       1,011       1,154       1,308           0          61         216
   4       3,439     100,000     100,000     100,000       1,396       1,636       1,907         303         543         815
   5       4,409     100,000     100,000     100,000       1,760       2,126       2,554         668       1,033       1,461
   6       5,428     100,000     100,000     100,000       2,106       2,623       3,253       1,013       1,531       2,160
   7       6,497     100,000     100,000     100,000       2,430       3,126       4,007       1,337       2,033       2,914
   8       7,620     100,000     100,000     100,000       2,731       3,633       4,821       1,837       2,739       3,927
   9       8,799     100,000     100,000     100,000       3,008       4,142       5,700       2,313       3,447       5,004
  10      10,037     100,000     100,000     100,000       3,262       4,654       6,650       2,966       4,358       6,353
  11      11,337     100,000     100,000     100,000       3,488       5,166       7,675       3,291       4,968       7,478
  12      12,702     100,000     100,000     100,000       3,685       5,675       8,783       3,587       5,576       8,684
  13      14,135     100,000     100,000     100,000       3,853       6,179       9,979       3,853       6,179       9,979
  14      15,640     100,000     100,000     100,000       3,988       6,678      11,274       3,988       6,678      11,274
  15      17,220     100,000     100,000     100,000       4,089       7,167      12,673       4,089       7,167      12,673
  16      18,879     100,000     100,000     100,000       4,154       7,644      14,189       4,154       7,644      14,189
  17      20,621     100,000     100,000     100,000       4,176       8,103      15,827       4,176       8,103      15,827
  18      22,450     100,000     100,000     100,000       4,149       8,535      17,596       4,149       8,535      17,596
  19      24,370     100,000     100,000     100,000       4,068       8,936      19,508       4,068       8,936      19,508
  20      26,387     100,000     100,000     100,000       3,925       9,295      21,573       3,925       9,295      21,573
  25      38,086     100,000     100,000     100,000       2,046      10,156      34,760       2,046      10,156      34,760
  30      53,018          **     100,000     100,000          **       8,151      55,014          **       8,151      55,014
  35      72,076          **          **     130,440          **          **      86,179          **          **      86,179
  40      96,398          **          **     178,779          **          **     130,610          **          **     130,610
  45     127,441          **          **     242,454          **          **     192,027          **          **     192,027

----------
* If premiums are paid more frequently than annually, the above values shown would be affected.

**   Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

                             ADDITIONAL INFORMATION

     This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 18.

Contents of this section                                       Beginning on page
------------------------                                       -----------------

Description of JHVLICO........................................        27

How we support the policy and investment options..............        27

Procedures for issuance of a policy...........................        28

Commencement of investment performance........................        29

How we process certain policy transactions....................        29

Effects of policy loans.......................................        31

Additional information about how certain policy charges work..        31

How we market the policies....................................        32

Tax considerations............................................        33

Reports that you will receive.................................        35

Voting privileges that you will have..........................        35

Changes that JHVLICO can make as to your policy...............        36

Adjustments we make to death benefits.........................        36

When we pay policy proceeds...................................        36

Other details about exercising rights and paying benefits.....        37

Legal matters.................................................        37

Registration statement filed with the SEC.....................        37

Accounting and actuarial experts..............................        38

Financial statements of JHVLICO and the Account...............        38

List of Directors and Executive Officers of JHVLICO...........        39

Description of JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2000, John Hancock's assets were approximately $__ billion and it had invested approximately $___ million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

How we support the policy and investment options

Separate Account U

     The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

     The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

     The assets in each subaccount are invested in the corresponding fund of one of the Series Funds. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

     Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum face amount at issue of $100,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 75. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The minimum amount of premium required at the time of policy issue is equal to three monthly Guaranteed Death Benefit Premiums (see "Guaranteed death benefit feature" in the Basic Information section of this prospectus). However, if an owner has chosen to pay premiums on a monthly basis, the minimum amount required is only equal to one monthly Guaranteed Death Benefit Premium.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 29).

     The policy will take effect only if all of the following conditions are satisfied:

o    The policy is delivered to and received by the applicant.

o    The Minimum Initial Premium is received by us.

o Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Commencement of investment performance

     All premium payments will be allocated among the investment options you have chosen as soon as they are processed.

How we process certain policy transactions

Premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

o    The tax problem resolves itself prior to the date the refund is to be made;
     or

o The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

     Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

     If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

     Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

     Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

     Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve your request:

o    Face amount increases, when and if permitted by our administrative rules

o    Change of death benefit option

     Face amount decreases or reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for decrease or reinstatement.

     We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

Effects of policy loans

     The account value, the surrender value, and any death benefit above the face amount are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 33).

Additional information about how certain policy charges work

Sales expenses and related charges

     The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 32.)

Effect of premium payment pattern

     You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 in each of the first ten policy years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $780. If you paid $2,000 (i.e., two times the Target Premium amount) in every other policy year up to the tenth policy year, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of only $520. However, delaying the payment of Target Premiums to later policy years could increase the risk that the account value will be insufficient to pay monthly policy charges as they come due and that, as a result, the policy will lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 33.)

Monthly charges

     We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

How we market the policies

     John Hancock Funds, Inc. ("JHFI") and Signator Investors, Inc.("Signator") act as principal distributors of the policies sold through this prospectus. JHFI and Signator are each registered as a broker-dealer under the Securities Exchange Act of 1934, and each is a member of the National Association of Securities Dealers, Inc. JHFI's address is 101 Huntington Avenue, Boston, Massachusetts 02199. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117. JHFI and Signator are subsidiaries of John Hancock.

     You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and us, or with Signator and us. We pay compensation to these broker-dealers for promoting, marketing and selling our products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. The most common schedule of gross commissions (inclusive of any expense allowance payments paid to such broker-dealers and financial institutions) is as follows:

o 80% of first year premiums paid up to the Target Premium plus 3% of any excess premium payments,

o    3% of total premiums paid in policy years 2 through 5, and

o    0.15% of account value less loans in policy years 2 and thereafter.

     In some situations where the broker dealer provides some or all of the marketing services required, we may pay an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, we may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less loans in policy years 2 and thereafter. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions.

     Signator also pays its branch office principals, who are also independent general agents of ours, for sales of the policies to Signator customers. In turn, the branch office principals pay a portion of their compensation to their assigned marketing representatives, under their own arrangments. The most common schedule of gross commission (inclusive of overrides and expense allowance payments paid to such branch office principals) is as follows:

o [50%] of the Target Premium paid in the first policy year, [6%] of the Target Premium paid in the second through fourth policy years, and [3%] of the Target Premium paid in each policy year thereafter, and

o [3%] on any premium paid in any policy year in excess of the Target Premium. Representatives who meet certain productivity and persistency standards may be eligible for additional compensation.

     From time to time, JHFI and Signator, at their expense, may provide significant additional compensation to financial services firms which sell or arrange for the sale of the policies. Such compensation may include, for example, financial asistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other financial services firms-sponsored events or activities.

      We offer these contracts on a continuous basis, but neither JHFI nor Signator is obligated to sell any particular amount of policies. JHFI and Signator also serve as principal underwriters for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I, and JHFI is the principal underwriter for the John Hancock Declaration Funds.

     We reimburse JHFI and Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

Tax considerations

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code.

Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

     In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

     Furthermore, any time there is a "material change" in a policy (such as a face amount increase, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

     Moreover, if benefits under a policy are reduced (such as a reduction in the face amount or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

     All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of the Series Funds, including a list of securities held in each fund.

Voting privileges that you will have

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes that JHVLICO can make as to your policy

Changes relating to a Series Fund or the Account

     The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

o Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

o    Combining or removing investment options

o    Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

Adjustments we make to death benefits

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

When we pay policy proceeds

General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Other details about exercising rights and paying benefits

Joint ownership

     If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Legal matters

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Accounting and actuarial experts

     The financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

Financial statements of JHVLICO and the Account

     The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

List of Directors and Executive Officers of JHVLICO

     The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:

Directors and Executive Officers       Principal Occupations
--------------------------------       ---------------------

David F. D'Alessandro ...............  Chairman of the Board and Chief Executive
                                       Officer of JHVLICO; President and Chief
                                       Executive Officer, John Hancock Life
                                       Insurance Company.

Michele G. Van Leer .................  Vice Chairman of the Board and President
                                       of JHVLICO; Senior Vice President, John
                                       Hancock Life Insurance Company.

Ronald J. Bocage ....................  Director, Vice President and Counsel of
                                       JHVLICO; Vice President and Counsel, John
                                       Hancock Life Insurance Company.

Bruce M. Jones ......................  Director and Vice President of JHVLICO;
                                       Vice President, John Hancock Life
                                       Insurance Company.

Thomas J. Lee .......................  Director and Vice President of JHVLICO;
                                       Vice President, John Hancock Life
                                       Insurance Company.

Barbara L. Luddy ....................  Director, Vice President and Actuary of
                                       JHVLICO; Senior Vice President, John
                                       Hancock Life Insurance Company.

Robert S. Paster ....................  Director and Vice President of JHVLICO;
                                       Vice President, John Hancock Life
                                       Insurance Company.

Robert R. Reitano ...................  Director and Vice President of JHVLICO;
                                       Vice President, John Hancock Life
                                       Insurance Company.

Paul Strong .........................  Director and Vice President of JHVLICO;
                                       Vice President, John Hancock Life
                                       Insurance Company.

Daniel L. Ouellette .................  Vice President, Marketing, of JHVLICO;
                                       Senior Vice President, John Hancock Life
                                       Insurance Company.

Edward P. Dowd ......................  Vice President, Investments, of JHVLICO;
                                       Senior Vice President, John Hancock Life
                                       Insurance Company

Roger G. Nastou .....................  Vice President, Investments, of JHVLICO;
                                       Vice President, John Hancock Life
                                       Insurance Company

Todd G. Engelsen ....................  Vice President and Illustration Actuary
                                       of JHVLICO; Second Vice President, John
                                       Hancock Life Insurance Company

Julie H. Indge ......................  Treasurer of JHVLICO; Financial Officer,
                                       John Hancock Life Insurance Company

Earl W. Baucom ......................  Controller of JHVLICO; Senior Vice
                                       President and Controller, John Hancock
                                       Life Insurance Company.

Peter Scavongelli ...................  Secretary of JHVLICO; State Compliance
                                       Officer, John Hancock Life Insurance
                                       Company

     The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

            YEAR-END 2000 AUDITED FINANCIALS OF JHVLICO AND ACCOUNT U

             WILL BE ADDED BY AN ADDITIONAL POST-EFFECTIVE AMENDMENT

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

         This index should help you locate more information about many of the important concepts in this prospectus.

Key Word or Phrase                            Page
Account ....................................   27
account value ..............................    7
attained age ...............................    8
beneficiary ................................   37
business day ...............................   28
changing Option 1or 2 ......................   14
changing the face amount ...................   14
charges ....................................    7
Code .......................................   33
cost of insurance rates ....................    8
date of issue ..............................   29
death benefit ..............................    4
deductions .................................    7
dollar cost averaging ......................   11
expenses of the Series Funds ...............    9
face amount ................................   13
fixed investment option ....................   28
full surrender .............................   12
fund .......................................    2
grace period ...............................    6
guaranteed death benefit feature ...........    6
Guaranteed Death Benefit Premium ...........    6
insurance charge ...........................    8
insured person .............................    4
investment options .........................    1
JHVLICO ....................................   27
lapse ......................................    6
loan .......................................   12
loan interest ..............................   12
maximum premiums ...........................    5
Minimum Initial Premium ....................   28
minimum insurance amount ...................   13
modified endowment contract ................   34
monthly deduction date .....................   29
mortality and expense risk charge ..........    8
Option 1; Option 2; Option 3 ...............   13
optional benefits charge ...................    8
owner ......................................    4
partial withdrawal .........................   12
partial withdrawal charge ..................    9
payment options ............................   15
Planned Premium ............................    5
policy anniversary .........................   29
policy year ................................   29
premium; premium payment ...................    4
prospectus .................................    2
receive; receipt ...........................   17
reinstate; reinstatement ...................    6
sales charge ...............................    7
SEC ........................................    2
Separate Account U .........................   27
Series Funds ...............................    2
Servicing Office ...........................    1
special loan account .......................   13
subaccount .................................   27
surrender ..................................   12
surrender charge ...........................    9
surrender value ............................   12
Target Premium .............................    7
tax considerations .........................   33
telephone transfers ........................   18
transfers of account value .................   11
variable investment options ................    1
we; us .....................................   27
withdrawal .................................   12
withdrawal charge ..........................    9
you; your ..................................    4

                          Prospectus dated May 1, 2001

--------------------------------------------------------------------------------
                     MEDALLION VARIABLE UNIVERSAL LIFE PLUS
--------------------------------------------------------------------------------

                a flexible premium variable life insurance policy
                                   issued by
            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

---------------------------------------------------------------------------------------------------------------------------
Variable Investment Option                   Managed By
--------------------------                   ----------
Equity Index ..............................  State Street Global Advisors
Growth & Income ...........................  Independence Investment Associates, Inc. and Putnam Investment Management, LLC
Large Cap Value ...........................  T. Rowe Price Associates, Inc.
Large Cap Value CORE (SM) .................  Goldman Sachs Asset Management
Large Cap Growth ..........................  Independence Investment Associates, Inc.
Large Cap Aggressive Growth ...............  Alliance Capital Management L.P.
Large/Mid Cap Value .......................  Wellington Management Company, LLP
Fundamental Growth ........................  Putnam Investment Management, LLC
Mid Cap Growth ............................  Janus Capital Corporation
Small/Mid Cap CORE (SM) ...................  Goldman Sachs Asset Management
Small/Mid Cap Growth ......................  Wellington Management Company, LLP
Small Cap Equity ..........................  Capital Guardian Trust Company
Small Cap Value ...........................  T. Rowe Price Associates, Inc.
Small Cap Growth ..........................  John Hancock Advisers, Inc.
V.A. Relative Value .......................  John Hancock Advisers, Inc.
AIM V.I. Value ............................  A I M Advisors, Inc.
AIM V.I. Growth ...........................  A I M Advisors, Inc.
Fidelity VIP Growth .......................  Fidelity Management and Research Company
Fidelity VIP Contrafund(R) ................  Fidelity Management and Research Company
MFS Investors Growth Stock ................  MFS Investment Management(R)
MFS Research ..............................  MFS Investment Management(R)
MFS New Discovery .........................  MFS Investment Management(R)
International Equity Index ................  Independence Investment Associates, Inc.
International Opportunities ...............  T. Rowe Price International, Inc.
International Equity ......................  Goldman Sachs Asset Management
Emerging Markets Equity ...................  Morgan Stanley Dean Witter Investment Management Inc.
Janus Aspen Worldwide Growth ..............  Janus Capital Corporation
Real Estate Equity ........................  Independence Investment Associates, Inc. and Morgan Stanley Dean Witter
                                               Investment Management Inc.
Health Sciences ...........................  John Hancock Advisers, Inc.
V.A. Financial Industries .................  John Hancock Advisers, Inc.
Janus Aspen Global Technology .............  Janus Capital Corporation
Managed ...................................  Independence Investment Associates, Inc. and Capital Guardian Trust Company
Global Balanced ...........................  Capital Guardian Trust Company
Short-Term Bond ...........................  Independence Investment Associates, Inc.
Bond Index ................................  Mellon Bond Associates, LLP
Active Bond ...............................  John Hancock Advisers, Inc.
V.A. Strategic Income .....................  John Hancock Advisers, Inc.
High Yield Bond ...........................  Wellington Management Company, LLP
Global Bond ...............................  Capital Guardian Trust Company
Money Market ..............................  Wellington Management Company, LLP
---------------------------------------------------------------------------------------------------------------------------

     The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the MFS Variable Insurance Trust, and the M Fund, Inc. (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds". In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

     Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Series Fund. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO Life Servicing Office

        Express Delivery                                     U.S. Mail
        ----------------                                     ---------
     529 Main Street (X-4)                                  P.O. Box 111
     Charlestown, MA 02129                                Boston, MA 02117

                             Phone: 1-800-732-5543

                              Fax: 1-617-886-3048

                            GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

     This prospectus is arranged in the following way:

          o The section which follows is called "Basic Information". It contains basic information about the policy in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

          o Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 25.

          o Behind the illustrations is a section called "Additional Information." This section gives more details about the policy. It generally does not repeat information contained in the Basic Information section. A table of contents for the Additional Information section appears on page 32.

          o Behind the Additional Information section are the financial statements for us and for the Separate Account that we use for this policy. These start on page 47.

          o Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 117.

After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Funds begin.

                                BASIC INFORMATION

     This "Basic Information" section provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                                            Beginning on page
--------                                                                            -----------------
o What is the policy? .............................................................         5

o Who owns the policy? ............................................................         5

o How can you invest money in the policy? .........................................         5

o Is there a minimum amount you must invest? ......................................         6

o How will the value of your investment in the policy change over time? ...........         8

o What charges will we deduct from your investment in the policy? .................         9

o What charges will the Series Fund deduct from your investment in the policy? ....        11

o What other charges can we impose in the future? .................................        14

o How can you change your policy's investment allocations? ........................        14

o How can you access your investment in the policy? ...............................        15

o How much will we pay when the insured person dies? ..............................        17

o Can you add additional benefit riders? ..........................................        18

o How can you change your policy's insurance coverage? ............................        20

o Can you cancel your policy after it's issued? ...................................        21

o Can you choose the form in which we pay out policy proceeds? ....................        21

o To what extent can we vary the terms and conditions of the
    policies in particular cases? .................................................        22

o How will your policy be treated for income tax purposes? ........................        23

o How do you communicate with us? .................................................        23

What is the policy?

     The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. If the life insurance protection is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate you will be issued and not to the master group policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

     While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

          o Determine when and how much you invest in the various investment options

          o    Borrow or withdraw amounts you have in the investment options

          o    Change the beneficiary who will receive the death benefit

          o    Change the amount of insurance

          o Turn in (i.e., "surrender") the policy for the full amount of its surrender value

          o Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

Who owns the policy?

     That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

How can you invest money in the policy?

Premium Payments

     We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 40. Also, we may refuse to accept any amount of an additional premium if:

          o that amount of premium would increase our insurance risk exposure, and

          o the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed death benefit feature from terminating.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

     We will also accept premiums:

          o    by wire or by exchange from another insurance company,

          o via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

          o if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Is there a minimum amount you must invest?

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Guaranteed death benefit feature" on page 7 and "Lapse and reinstatement" on page 8).

Guaranteed death benefit feature

     This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term "monthly deduction date" is defined on page 35 under "Procedures for issuance of a policy".)

     Your policy will show two types of GDB Premium (or such other types as permitted by your state):

          o Age 65/10 Year GDB Premium - is used on each testing date until the policy anniversary nearest the insured person's 65th birthday (or, if longer, until the 10th policy anniversary). The GDB premium that is "due" during this period is equal to the Age 65/10 Year GDB Premium times the number of elapsed policy months on a testing date.

          o Age 100 GDB Premium - is used on each testing date that occurs on and after the policy anniversary nearest the insured person's 65th birthday (or on and after the 10th policy anniversary) until the policy anniversary nearest the insured person's 100th birthday. The GDB premium that is "due" during this period is equal to the number of elapsed policy months on the testing date, measured from the Date of Issue, times the Age 100 GDB Premium.

     The Age 100 GDB Premium is higher than the Age 65/10 Year GDB Premium, but neither will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code.

     The guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy. It does not apply to any amount of Additional Sum Insured and it will not be in effect if you increase the Basic Sum Insured (see "How much will we pay when the insured person dies?" on page
17). The amount of the Basic Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a living care or life-time care additional benefit rider while the insured is living (see "Can you add additional benefit riders?" on page 18). If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

     If an insufficient amount of GDB premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as descibed in the next section, "Lapse and Reinstatement".

Lapse and Reinstatement

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the Guaranteed Death Benefit feature by paying the GDB Premium described in your policy.

     If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

How will the value of your investment in the policy change over time?

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 35.)

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will we deduct from your investment in the policy?" on page 9.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

     At any time, the "account value" of your policy is equal to:

          o    the amount you invested,

          o plus or minus the investment experience of the investment options you've chosen,

          o    minus all charges we deduct, and

          o    minus all withdrawals you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 37.

What charges will we deduct from your investment in the policy?

Deductions from premium payments

o Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

o DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

o Premium sales charge - A charge to help defray our sales costs. The charge is 4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a Total Sum Insured (excluding any Premium Cost Recovery Benefit) of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale on May 1, 2000, no termination of this charge has yet occurred.

Deductions from account value

o Issue charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of $20 and is deducted only during the first policy year.

o Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $8 (currently $6).

o Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum

     Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply three "bands" of insurance rates, based on a policy's Total Sum Insured (excluding any Premium Cost Recovery Benefit) on the date of issue, but continuation of that practice is not guaranteed. The lowest band of rates is for policies of $1 million or more, next lower for policies between $250,000 to $999,999, and the highest band is for policies between $100,000 to $249,999. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "How much will we pay when the insured person dies?" on page 17).

o Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if the insured person is subject to certain types of special insurance risk.

o Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are .050% for policy years 1 - 10, .035% for policy year 11, decreasing by .001% each year thereafter through policy year 28, and .017% for policy year 29 and each policy year thereafter. These percentages equate to effective annual rates of .60% for policy years 1 - 10, .40% for policy year 11, grading down to .20% for policy years 29 and thereafter. The reductions after policy year 10 have not occurred yet under any policy, since no policy has been outstanding for 10 years. We guarantee that this charge will never exceed .075% of that portion of your account value allocated to variable investment options. This percentage equates to an effective annual rate of .90%. This charge does not apply to the fixed investment option.

o Optional benefits charge - Monthly charges for certain optional insurance benefits added to the policy by means of a rider. Some of the riders we currently offer are described under "Can you add additional benefit riders?" on page 18.

o ASI reduction charge - A charge we deduct if you decrease the Additional Sum Insured during the first 20 policy years. A table in your policy will state the maximum rate for the charge per $1,000 of Additional Sum Insured surrendered, based on the insured person's issue age, insurance risk characteristics and (usually) gender. The rates are shown in the policy and generally range from less than $1 per $1,000 for issue age 40 or less, and increase for issue ages thereafter, to over $10 per $1,000 for issue ages after 70. We do not deduct this charge if the Additional Sum Insured is reduced because of a withdrawal of surrender value or surrender of the policy.

o Contingent deferred sales charge ("CDSC") - A charge we deduct if the policy lapses or is surrendered within the first 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the first year Target Premium, as shown in the following table:

     Policy Year(s)                   Percentage of First Year Target Premium
     --------------                   ---------------------------------------

         1-5                                            100%

         6                                               80%

         7                                               70%

         8                                               60%

         9                                               40%

        10                                               20%

        11 and later                                      0%

     The above table applies only if the insured person is less than attained age 45 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 10 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. A pro-rata portion of the CDSC may also be charged in the case of withdrawals that reduce Basic Sum Insured (see "Partial withdrawals" on page 15) and requested reductions in Basic Sum Insured (see "Decrease in coverage" on page 20). The pro-rata charge is calculated by dividing the reduction in Basic Sum Insured by the Basic Sum Insured immediately prior to the reduction and then multiplying the applicable CDSC by that ratio.

o Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

What charges will the Series Funds deduct from your investment in the policy?

     The Series Funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may receive payments from a fund or its affiliates at an annual rate of up to approximately 0.25% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

     The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2000 except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                                                               Total Fund        Total Fund
                                         Investment    Distribution and    Other Operating      Operating         Operating
                                         Management        Service          Expenses With     Expenses With    Expenses Absent
Fund Name                                   Fee         (12b-1) Fees        Reimbursement     Reimbursement     Reimbursement
---------                                ----------    ----------------    ---------------    -------------     -------------
John Hancock Variable Series Trust I
   (Note 1):
Equity Index ...........................
Growth & Income ........................
Large Cap Value ........................
Large Cap Value CORE (SM) ..............
Large Cap Growth .......................
Large Cap Aggressive Growth ............
Large/Mid Cap Value ....................
Fundamental Growth .....................
Mid Cap Growth .........................
Small/Mid Cap CORE (SM) ................
Small/Mid Cap Growth ...................
Small Cap Equity .......................
Small Cap Value* .......................
Small Cap Growth .......................
International Equity Index .............
International Opportunities ............
International Equity ...................
Emerging Markets Equity ................
Real Estate Equity .....................
Health Sciences ........................
Managed ................................
Global Balanced ........................
Short-Term Bond ........................
Bond Index .............................
Active Bond ............................
High Yield Bond ........................
Global Bond ............................
Money Market ...........................

John Hancock Declaration Trust
   (Note 2):
V.A. Relative Value ....................
V.A. Financial Industries ..............
V.A. Strategic Income ..................

AIM Variable Insurance Funds, Inc.:
AIM V.I. Value .........................
AIM V.I. Growth ........................

Variable Insurance Products Fund -
   Service Class (Note 3):
Fidelity VIP Growth ....................

Variable Insurance Products Fund II -
   Service Class (Note 3):
Fidelity VIP Contrafund(R) .............

                                                                                               Total Fund        Total Fund
                                         Investment    Distribution and    Other Operating      Operating         Operating
                                         Management        Service          Expenses With     Expenses With    Expenses Absent
Fund Name                                   Fee         (12b-1) Fees        Reimbursement     Reimbursement     Reimbursement
---------                                ----------    ----------------    ---------------    -------------     -------------
MFS Variable Insurance Trust
   (Note 4):
MFS Investors Growth Stock .............
MFS Research ...........................
MFS New Discovery ......................

Janus Aspen Series - Service Shares
   Class:
Janus Aspen Worldwide Growth ...........
Janus Aspen Global Technology ..........

Notes to Fund Expense Table

     (1) Under the expense reimbursement policy adopted April 23, 1999, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Shareholders of the Managed, Growth & Income, Fundamental Growth, Real Estate Equity, Small Cap Equity, Global Balanced, Active Bond, and Global Bond funds approved new management fee schedules which applied to those funds effective November 1, 2000. The investment management fee percentages for each of those funds are calculated as if those new fee schedules had been in effect for all of 2000. The investment management fee percentages for all other funds reflect the investment management fees that were actually payable for 2000.

     *    Small Cap Value was formerly "Small/Mid Cap Value".

          " CORE(SM)" is a service mark of Goldman, Sachs & Co.

     (2) John Hancock Declaration Trust funds' percentages reflect the investment management fees currently payable and other fund expenses allocated in 2000. John Hancock Advisers, Inc. has agreed to limit temporarily other expenses of each fund to 0.25% of the fund's average daily assets.

     (3) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

     (4) MFS Variable Insurance Trust Funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the Investors Growth Stock and New Discovery Funds, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

What other charges could we impose in the future?

     Except for the premium and DAC tax charges, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

How can you change your policy's investment allocations?

Future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

     Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, we reserve the right to impose limits on the number and frequency of transfers into or out of variable investment options and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Transfers under the dollar cost averaging program or the asset rebalancing program would not be counted toward any such limit.

     Transfers out of the fixed investment option are currently subject to the following restrictions:

o    You can only make such a transfer once in each policy year.

o The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

     We reserve the right to impose limits on:

o    the minimum amount of each transfer out of the fixed investment option; and

o the maximum amount of any transfer into the fixed investment option after the second policy year.

Dollar cost averaging

     This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

Asset Rebalancing

     This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Rebalancing and dollar cost averaging cannot be in effect at the same time.

How can you access your investment in the policy?

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page
9). We also reserve the
right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000, or the policy's Basic Sum Insured to fall below $100,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "How much will we pay when the insured person dies?" on page 17). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page 11).

Policy loans

     You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

          o    We first determine the surrender value of your policy.

          o We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

          o We then multiply the resulting amount by.75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).

          o    We then subtract the third item above from the second item above.

     The minimum amount of each loan is $300. The interest charged on any loan is currently an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.0% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

     You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

          o The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

          o The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How much will we pay when the insured person dies?

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured" of insurance. Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 35.

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

          o Option A - The death benefit will equal the greater of (1) the Total Sum Insured or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" or under the "cash value accumulation test" (as described below).

          o Option B - The death benefit will equal the greater of (1) the Total Sum Insured amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - -the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the Option A death benefit, you must elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

     As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 40). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

     On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

     In the next section, we describe an optional Age 100 Waiver of Charges Rider that provides for continuation of the Total Sum Insured after the insured person reaches 100.

Can you add additional benefit riders?

     When you apply for a policy, you can request any of the additional benefit riders that we then make available. Availability and rider benefits may vary by state. Charges for the selected rider will generally increase the monthly deductions from your policy's account value. We may change the rates of these charges, but not above the maximum amounts that will be stated in the Policy Specifications page of your policy. Charges for the Long-Term Care Acceleration Rider, as described below, may be considered a "distribution" for federal income tax purposes (see "Tax considerations," beginning on page 40). Our rules and procedures will govern eligibility for the riders, or any changes to these benefits. Each rider contains specific details that you should review if you desire to choose the additional benefit. We may add to, delete from, or modify the following list of additional benefit riders:

o Disability Waiver of Charges Rider - Provides for the waiver of monthly deductions if the insured person becomes totally and permanently disabled, as defined in the rider, prior to age 60. If the insured person becomes totally and permanently disabled after age 60, monthly deductions are only waived until age 65. Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that are necessary for the guaranteed death benefit feature to remain in effect.

o Living Care Benefit Rider - Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

o Age 100 Waiver of Charges Rider - Provides for the continuation of the Total Sum Insured in force when the insured person attains age 100, without charge, if the policy's account value at the time is greater than the sum of 1 plus the amount of any surrender charges then existing. The monthly charge for this rider currently begins in the 6th policy year.

o Children's Insurance Benefit Rider - Provides term insurance up through age 21 on each covered child of the insured person. A child must be more than 14 days old and less than 15 years old to begin coverage.

o Accidental Death Benefit Rider - Provides for an additional insurance benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

o Long-Term Care Acceleration Rider - intended only for policies where the death benefit is determined under Option A and the "cash value accumulation test" described on page 17. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes "chronically ill" so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

     Benefits under the Long-Term Care Acceleration rider will not begin until we receive proof that the insured person qualifies and has received 100 days of "qualified long-term care service" as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.

     We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the "Maximum Monthly Benefit" is based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of account value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy's account value.

     If you have a policy loan, we will use a portion of each death benefit advance to repay indebtedness.

     We restrict your account value's exposure to market risk when benefits are paid under the Long-Term Care Acceleration rider. We do this in several ways. First, before we begin paying any Monthly Benefit or waiving monthly deductions, we will transfer all account value from the variable investment options to the fixed investment option. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment option while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

     If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or existing account value in the variable investment options. (The restriction on transfers from the fixed account described on page 14 will continue to apply.) Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that may be necessary for the guaranteed death benefit feature to remain in effect after a termination of rider benefits.

     In certain marketing materials, the policy and this rider may be referred to as "Unison." If you purchase this rider:

     you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

How can you change your policy's insurance coverage?

Increase in coverage

     You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of other policy transactions" on page 37). Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Decrease in coverage

     After the first policy year, you may request a reduction in the Total Sum Insured at any time, but only if:

          o    the remaining Basic Sum Insured will be at least $100,000, and

          o the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

          o the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     As to when any reduction in Total Sum Insured would take effect, see "Effective date of other policy transactions" on page 37. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page 11).

Change of death benefit option

     If the "guideline premium and cash value corridor test" applies to your policy, you may change your coverage from death benefit Option A to Option B or vice-versa on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

      If the "cash value accumulation test" applies to your policy, you can never change to either Option A under the "guideline premium and cash value corridor test" or to Option B.

     Please read "the minimum insurance amount" starting on page 17 for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Tax consequences

     Please read "Tax considerations" starting on page 40 to learn about possible tax consequences of changing your insurance coverage under the policy.

Can you cancel your policy after it's issued?

     You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

          o    JHVLICO at one of the addresses shown on page 2, or

          o    the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

Can you choose the form in which we pay out policy proceeds?

Choosing a payment option

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

          o    Option 1 - Proceeds left with us to accumulate with interest

          o Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

          o    Option 2B - Equal monthly payments for a specified period of time

          o Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

          o    Option 4 - Equal monthly payments for life with no refund

          o Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

To what extent can we vary the terms and conditions of our policies in particular cases?

     Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

     Insurance laws and regulations apply to us in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 38. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

How will your policy be treated for income tax purposes?

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

     For further information about the tax consequences of owning a policy or adding the Long-Term Care Acceleration Rider, please read "Tax considerations" beginning of page 40.

How do you communicate with us?

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

     Certain requests must be made in writing and be signed and dated by you. They include the following:

          o    loans, surrenders or partial withdrawals

          o    transfers of account value among investment options

          o change of allocation among investment options for new premium payments

          o    change of death benefit option

          o    increase or decrease in Total Sum Insured

          o    change of beneficiary

          o    election of payment option for policy proceeds

          o    tax withholding elections

          o    election of telephone transaction privilege.

     You should mail or express these requests to our Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

            ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER
                         VALUES AND ACCUMULATED PREMIUMS

     The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -0.__%, 5.__% and 11.__%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

     Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year and the intended reduction in the asset-based risk charge after the tenth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that no optional rider benefits and no Additional Sum Insured have been elected.

     With respect to fees and expenses deducted from assets of the Series Funds, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.__%, and (2) an assumed average asset charge for all other operating expenses of the Series Funds equivalent to an effective annual rate of 0.__%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other operating expenses of the Series Funds reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed. Without those arrangements, the assumed average asset charge for all other operating expenses shown above would be higher. This would result in lower values than those shown in the following tables.

     The second column of each table shows the amount you would have at the end of each Policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

     Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Basic Sum Insured, Additional Sum Insured and annual Planned Premium amount requested.

Flexible Premium Variable Life
$100,000 Total Sum Insured

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk Class

Option A Death Benefit
Guideline Premium and Cash Value Corridor Test
Planned Premium: $ 760 *
Using Current Charges

                              Death Benefit                       Account Value                       Surrender Value
         Premiums   ---------------------------------    --------------------------------    ---------------------------------
        Accumulated   Assuming Hypothetical Gross          Assuming Hypothetical Gross          Assuming Hypothetical Gross
End of     At 5%      Annual Investment Return of:         Annual Investment Return of:         Annual Investment Return of:
Policy   Interest   ---------------------------------    --------------------------------    ---------------------------------
 Year    Per Year   0% Gross    6% Gross    12% Gross    0% Gross    6% Gross   12% Gross    0% Gross    6% Gross    12% Gross
------  ----------- --------    --------    ---------    --------    --------   ---------    --------    --------    ---------
   1         798     100,000     100,000     100,000         217         243         270           0           0           0
   2       1,636     100,000     100,000     100,000         662         736         814           0           0          54
   3       2,516     100,000     100,000     100,000       1,091       1,241       1,404         331         481         644
   4       3,439     100,000     100,000     100,000       1,502       1,757       2,045         742         997       1,285
   5       4,409     100,000     100,000     100,000       1,895       2,284       2,739       1,135       1,524       1,979
   6       5,428     100,000     100,000     100,000       2,270       2,821       3,493       1,662       2,213       2,885
   7       6,497     100,000     100,000     100,000       2,622       3,366       4,309       2,090       2,834       3,777
   8       7,620     100,000     100,000     100,000       2,954       3,920       5,195       2,498       3,464       4,739
   9       8,799     100,000     100,000     100,000       3,262       4,480       6,156       2,958       4,176       5,852
  10      10,037     100,000     100,000     100,000       3,546       5,046       7,199       3,394       4,894       7,047
  11      11,337     100,000     100,000     100,000       3,840       5,658       8,379       3,840       5,658       8,379
  12      12,702     100,000     100,000     100,000       4,112       6,280       9,670       4,112       6,280       9,670
  13      14,135     100,000     100,000     100,000       4,358       6,911      11,080       4,358       6,911      11,080
  14      15,640     100,000     100,000     100,000       4,577       7,550      12,624       4,577       7,550      12,624
  15      17,220     100,000     100,000     100,000       4,766       8,194      14,313       4,766       8,194      14,313
  16      18,879     100,000     100,000     100,000       4,982       8,901      16,220       4,982       8,901      16,220
  17      20,621     100,000     100,000     100,000       5,158       9,606      18,305       5,158       9,606      18,305
  18      22,450     100,000     100,000     100,000       5,280      10,298      20,579       5,280      10,298      20,579
  19      24,370     100,000     100,000     100,000       5,347      10,974      23,063       5,347      10,974      23,063
  20      26,387     100,000     100,000     100,000       5,359      11,634      25,787       5,359      11,634      25,787
  25      38,086     100,000     100,000     100,000       4,856      14,966      44,458       4,856      14,966      44,458
  30      53,018     100,000     100,000     100,000       3,333      18,382      76,493       3,333      18,382      76,493
  35      72,076          **     100,000     150,762          **      20,917     131,097          **      20,917     131,097
  40      96,398          **     100,000     232,821          **      20,777     221,734          **      20,777     221,734
  45     127,441          **     100,000     391,779          **      15,007     373,122          **      15,007     373,122

----------
* The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.

**   Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Flexible Premium Variable Life
$100,000 Total Sum Insured

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk Class

Option A Death Benefit
Guideline Premium and Cash Value Corridor Test
Planned Premium:  $ 760 *
Using Maximum Charges

                              Death Benefit                       Account Value                       Surrender Value
         Premiums   ---------------------------------    --------------------------------    ---------------------------------
        Accumulated   Assuming Hypothetical Gross          Assuming Hypothetical Gross          Assuming Hypothetical Gross
End of     At 5%      Annual Investment Return of:         Annual Investment Return of:         Annual Investment Return of:
Policy   Interest   ---------------------------------    --------------------------------    ---------------------------------
 Year    Per Year   0% Gross    6% Gross    12% Gross    0% Gross    6% Gross   12% Gross    0% Gross    6% Gross    12% Gross
------  ----------- --------    --------    ---------    --------    --------   ---------    --------    --------    ---------
   1         798     100,000     100,000     100,000         191         216         242           0           0           0
   2       1,636     100,000     100,000     100,000         608         679         753           0           0           0
   3       2,516     100,000     100,000     100,000       1,009       1,151       1,306         249         391         546
   4       3,439     100,000     100,000     100,000       1,392       1,632       1,903         632         872       1,143
   5       4,409     100,000     100,000     100,000       1,756       2,120       2,548         996       1,360       1,788
   6       5,428     100,000     100,000     100,000       2,100       2,616       3,244       1,492       2,008       2,636
   7       6,497     100,000     100,000     100,000       2,422       3,115       3,995       1,890       2,583       3,463
   8       7,620     100,000     100,000     100,000       2,722       3,619       4,805       2,266       3,163       4,349
   9       8,799     100,000     100,000     100,000       2,996       4,125       5,679       2,692       3,821       5,375
  10      10,037     100,000     100,000     100,000       3,248       4,634       6,623       3,096       4,482       6,471
  11      11,337     100,000     100,000     100,000       3,472       5,141       7,641       3,472       5,141       7,641
  12      12,702     100,000     100,000     100,000       3,667       5,644       8,740       3,667       5,644       8,740
  13      14,135     100,000     100,000     100,000       3,831       6,143       9,927       3,831       6,143       9,927
  14      15,640     100,000     100,000     100,000       3,964       6,636      11,209       3,964       6,636      11,209
  15      17,220     100,000     100,000     100,000       4,063       7,118      12,595       4,063       7,118      12,595
  16      18,879     100,000     100,000     100,000       4,125       7,588      14,094       4,125       7,588      14,094
  17      20,621     100,000     100,000     100,000       4,144       8,038      15,714       4,144       8,038      15,714
  18      22,450     100,000     100,000     100,000       4,114       8,462      17,461       4,114       8,462      17,461
  19      24,370     100,000     100,000     100,000       4,031       8,853      19,348       4,031       8,853      19,348
  20      26,387     100,000     100,000     100,000       3,885       9,201      21,383       3,885       9,201      21,383
  25      38,086     100,000     100,000     100,000       1,992       9,996      34,340       1,992       9,996      34,340
  30      53,018          **     100,000     100,000          **       7,897      54,124          **       7,897      54,124
  35      72,076          **          **     100,000          **          **      86,586          **          **      86,586
  40      96,398          **          **     148,037          **          **     140,988          **          **     140,988
  45     127,441          **          **     239,498          **          **     228,093          **          **     228,093

----------
* The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.

**   Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Flexible Premium Variable Life
$100,000 Total Sum Insured

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk Class

Option B Death Benefit
Guideline Premium and Cash Value Corridor Test
Planned Premium:  $ 760 *
Using Current Charges

                              Death Benefit                       Account Value                       Surrender Value
         Premiums   ---------------------------------    --------------------------------    ---------------------------------
        Accumulated   Assuming Hypothetical Gross          Assuming Hypothetical Gross          Assuming Hypothetical Gross
End of     At 5%      Annual Investment Return of:         Annual Investment Return of:         Annual Investment Return of:
Policy   Interest   ---------------------------------    --------------------------------    ---------------------------------
 Year    Per Year   0% Gross    6% Gross    12% Gross    0% Gross    6% Gross   12% Gross    0% Gross    6% Gross    12% Gross
------  ----------- --------    --------    ---------    --------    --------   ---------    --------    --------    ---------
   1         798     100,216     100,243     100,269         216         243         269           0           0           0
   2       1,636     100,660     100,734     100,811         660         734         811           0           0          51
   3       2,516     101,086     101,236     101,398       1,086       1,236       1,398         326         476         638
   4       3,439     101,495     101,748     102,034       1,495       1,748       2,034         735         988       1,274
   5       4,409     101,884     102,269     102,721       1,884       2,269       2,721       1,124       1,509       1,961
   6       5,428     102,253     102,799     103,465       2,253       2,799       3,465       1,645       2,191       2,857
   7       6,497     102,599     103,335     104,268       2,599       3,335       4,268       2,067       2,803       3,736
   8       7,620     102,922     103,876     105,135       2,922       3,876       5,135       2,466       3,420       4,679
   9       8,799     103,221     104,421     106,071       3,221       4,421       6,071       2,917       4,117       5,767
  10      10,037     103,494     104,968     107,083       3,494       4,968       7,083       3,342       4,816       6,931
  11      11,337     103,776     105,557     108,222       3,776       5,557       8,222       3,776       5,557       8,222
  12      12,702     104,033     106,152     109,462       4,033       6,152       9,462       4,033       6,152       9,462
  13      14,135     104,263     106,750     110,807       4,263       6,750      10,807       4,263       6,750      10,807
  14      15,640     104,463     107,350     112,269       4,463       7,350      12,269       4,463       7,350      12,269
  15      17,220     104,632     107,948     113,858       4,632       7,948      13,858       4,632       7,948      13,858
  16      18,879     104,829     108,606     115,650       4,829       8,606      15,650       4,829       8,606      15,650
  17      20,621     104,982     109,252     117,590       4,982       9,252      17,590       4,982       9,252      17,590
  18      22,450     105,079     109,875     119,682       5,079       9,875      19,682       5,079       9,875      19,682
  19      24,370     105,116     110,467     121,939       5,116      10,467      21,939       5,116      10,467      21,939
  20      26,387     105,095     111,029     124,379       5,095      11,029      24,379       5,095      11,029      24,379
  25      38,086     104,406     113,628     140,457       4,406      13,628      40,457       4,406      13,628      40,457
  30      53,018     102,693     115,755     166,123       2,693      15,755      66,123       2,693      15,755      66,123
  35      72,076          **     115,986     206,323          **      15,986     106,323          **      15,986     106,323
  40      96,398          **     111,858     268,641          **      11,858     168,641          **      11,858     168,641
  45     127,441          **     100,135     365,665          **         135     265,665          **         135     265,665

----------
* The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.

**   Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Flexible Premium Variable Life
$100,000 Total Sum Insured

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk Class

Option B Death Benefit
Guideline Premium and Cash Value Corridor Test
Planned Premium:  $ 760 *
Using Maximum Charges

                              Death Benefit                       Account Value                       Surrender Value
         Premiums   ---------------------------------    --------------------------------    ---------------------------------
        Accumulated   Assuming Hypothetical Gross          Assuming Hypothetical Gross          Assuming Hypothetical Gross
End of     At 5%      Annual Investment Return of:         Annual Investment Return of:         Annual Investment Return of:
Policy   Interest   ---------------------------------    --------------------------------    ---------------------------------
 Year    Per Year   0% Gross    6% Gross    12% Gross    0% Gross    6% Gross   12% Gross    0% Gross    6% Gross    12% Gross
------  ----------- --------    --------    ---------    --------    --------   ---------    --------    --------    ---------
   1         798     100,190     100,215     100,241         190         215         241           0           0           0
   2       1,636     100,606     100,677     100,751         606         677         751           0           0           0
   3       2,516     101,005     101,147     101,301       1,005       1,147       1,301         245         387         541
   4       3,439     101,385     101,624     101,893       1,385       1,624       1,893         625         864       1,133
   5       4,409     101,745     102,107     102,531       1,745       2,107       2,531         985       1,347       1,771
   6       5,428     102,084     102,595     103,218       2,084       2,595       3,218       1,476       1,987       2,610
   7       6,497     102,400     103,086     103,956       2,400       3,086       3,956       1,868       2,554       3,424
   8       7,620     102,692     103,579     104,749       2,692       3,579       4,749       2,236       3,123       4,293
   9       8,799     102,958     104,070     105,600       2,958       4,070       5,600       2,654       3,766       5,296
  10      10,037     103,200     104,561     106,515       3,200       4,561       6,515       3,048       4,409       6,363
  11      11,337     103,413     105,048     107,497       3,413       5,048       7,497       3,413       5,048       7,497
  12      12,702     103,594     105,527     108,548       3,594       5,527       8,548       3,594       5,527       8,548
  13      14,135     103,745     105,996     109,676       3,745       5,996       9,676       3,745       5,996       9,676
  14      15,640     103,861     106,453     110,885       3,861       6,453      10,885       3,861       6,453      10,885
  15      17,220     103,942     106,895     112,180       3,942       6,895      12,180       3,942       6,895      12,180
  16      18,879     103,984     107,316     113,567       3,984       7,316      13,567       3,984       7,316      13,567
  17      20,621     103,982     107,711     115,047       3,982       7,711      15,047       3,982       7,711      15,047
  18      22,450     103,929     108,069     116,623       3,929       8,069      16,623       3,929       8,069      16,623
  19      24,370     103,821     108,384     118,299       3,821       8,384      18,299       3,821       8,384      18,299
  20      26,387     103,648     108,645     120,073       3,648       8,645      20,073       3,648       8,645      20,073
  25      38,086     101,621     108,779     130,539       1,621       8,779      30,539       1,621       8,779      30,539
  30      53,018          **     105,576     143,625          **       5,576      43,625          **       5,576      43,625
  35      72,076          **          **     158,092          **          **      58,092          **          **      58,092
  40      96,398          **          **     170,300          **          **      70,300          **          **      70,300
  45     127,441          **          **     170,901          **          **      70,901          **          **      70,901

----------
* The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.

**   Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Flexible Premium Variable Life
$100,000 Total Sum Insured

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk Class

Option A Death Benefit
Cash Value Accumulation Test
Planned Premium:  $  760 *
Using Current Charges

                              Death Benefit                       Account Value                       Surrender Value
         Premiums   ---------------------------------    --------------------------------    ---------------------------------
        Accumulated   Assuming Hypothetical Gross          Assuming Hypothetical Gross          Assuming Hypothetical Gross
End of     At 5%      Annual Investment Return of:         Annual Investment Return of:         Annual Investment Return of:
Policy   Interest   ---------------------------------    --------------------------------    ---------------------------------
 Year    Per Year   0% Gross    6% Gross    12% Gross    0% Gross    6% Gross   12% Gross    0% Gross    6% Gross    12% Gross
------  ----------- --------    --------    ---------    --------    --------   ---------    --------    --------    ---------
   1         798     100,000     100,000     100,000         217         243         270           0           0           0
   2       1,636     100,000     100,000     100,000         662         736         814           0           0          54
   3       2,516     100,000     100,000     100,000       1,091       1,241       1,404         331         481         644
   4       3,439     100,000     100,000     100,000       1,502       1,757       2,045         742         997       1,285
   5       4,409     100,000     100,000     100,000       1,895       2,284       2,739       1,135       1,524       1,979
   6       5,428     100,000     100,000     100,000       2,270       2,821       3,493       1,662       2,213       2,885
   7       6,497     100,000     100,000     100,000       2,622       3,366       4,309       2,090       2,834       3,777
   8       7,620     100,000     100,000     100,000       2,954       3,920       5,195       2,498       3,464       4,739
   9       8,799     100,000     100,000     100,000       3,262       4,480       6,156       2,958       4,176       5,852
  10      10,037     100,000     100,000     100,000       3,546       5,046       7,199       3,394       4,894       7,047
  11      11,337     100,000     100,000     100,000       3,840       5,658       8,379       3,840       5,658       8,379
  12      12,702     100,000     100,000     100,000       4,112       6,280       9,670       4,112       6,280       9,670
  13      14,135     100,000     100,000     100,000       4,358       6,911      11,080       4,358       6,911      11,080
  14      15,640     100,000     100,000     100,000       4,577       7,550      12,624       4,577       7,550      12,624
  15      17,220     100,000     100,000     100,000       4,766       8,194      14,313       4,766       8,194      14,313
  16      18,879     100,000     100,000     100,000       4,982       8,901      16,220       4,982       8,901      16,220
  17      20,621     100,000     100,000     100,000       5,158       9,606      18,305       5,158       9,606      18,305
  18      22,450     100,000     100,000     100,000       5,280      10,298      20,579       5,280      10,298      20,579
  19      24,370     100,000     100,000     100,000       5,347      10,974      23,063       5,347      10,974      23,063
  20      26,387     100,000     100,000     100,000       5,359      11,634      25,787       5,359      11,634      25,787
  25      38,086     100,000     100,000     100,000       4,856      14,966      44,458       4,856      14,966      44,458
  30      53,018     100,000     100,000     129,120       3,333      18,382      75,864       3,333      18,382      75,864
  35      72,076          **     100,000     191,025          **      20,917     126,206          **      20,917     126,206
  40      96,398          **     100,000     281,747          **      20,777     205,835          **      20,777     205,835
  45     127,441          **     100,000     418,451          **      15,007     331,420          **      15,007     331,420

----------
* The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.

**   Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Flexible Premium Variable Life
$100,000 Total Sum Insured

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk Class

Option A Death Benefit
Cash Value Accumulation Test
Planned Premium:  $  760 *
Using Maximum Charges

                              Death Benefit                       Account Value                       Surrender Value
         Premiums   ---------------------------------    --------------------------------    ---------------------------------
        Accumulated   Assuming Hypothetical Gross          Assuming Hypothetical Gross          Assuming Hypothetical Gross
End of     At 5%      Annual Investment Return of:         Annual Investment Return of:         Annual Investment Return of:
Policy   Interest   ---------------------------------    --------------------------------    ---------------------------------
 Year    Per Year   0% Gross    6% Gross    12% Gross    0% Gross    6% Gross   12% Gross    0% Gross    6% Gross    12% Gross
------  ----------- --------    --------    ---------    --------    --------   ---------    --------    --------    ---------
   1         798     100,000     100,000     100,000         191         216         242           0           0           0
   2       1,636     100,000     100,000     100,000         608         679         753           0           0           0
   3       2,516     100,000     100,000     100,000       1,009       1,151       1,306         249         391         546
   4       3,439     100,000     100,000     100,000       1,392       1,632       1,903         632         872       1,143
   5       4,409     100,000     100,000     100,000       1,756       2,120       2,548         996       1,360       1,788
   6       5,428     100,000     100,000     100,000       2,100       2,616       3,244       1,492       2,008       2,636
   7       6,497     100,000     100,000     100,000       2,422       3,115       3,995       1,890       2,583       3,463
   8       7,620     100,000     100,000     100,000       2,722       3,619       4,805       2,266       3,163       4,349
   9       8,799     100,000     100,000     100,000       2,996       4,125       5,679       2,692       3,821       5,375
  10      10,037     100,000     100,000     100,000       3,248       4,634       6,623       3,096       4,482       6,471
  11      11,337     100,000     100,000     100,000       3,472       5,141       7,641       3,472       5,141       7,641
  12      12,702     100,000     100,000     100,000       3,667       5,644       8,740       3,667       5,644       8,740
  13      14,135     100,000     100,000     100,000       3,831       6,143       9,927       3,831       6,143       9,927
  14      15,640     100,000     100,000     100,000       3,964       6,636      11,209       3,964       6,636      11,209
  15      17,220     100,000     100,000     100,000       4,063       7,118      12,595       4,063       7,118      12,595
  16      18,879     100,000     100,000     100,000       4,125       7,588      14,094       4,125       7,588      14,094
  17      20,621     100,000     100,000     100,000       4,144       8,038      15,714       4,144       8,038      15,714
  18      22,450     100,000     100,000     100,000       4,114       8,462      17,461       4,114       8,462      17,461
  19      24,370     100,000     100,000     100,000       4,031       8,853      19,348       4,031       8,853      19,348
  20      26,387     100,000     100,000     100,000       3,885       9,201      21,383       3,885       9,201      21,383
  25      38,086     100,000     100,000     100,000       1,992       9,996      34,340       1,992       9,996      34,340
  30      53,018          **     100,000     100,000          **       7,897      54,124          **       7,897      54,124
  35      72,076          **          **     128,038          **          **      84,592          **          **      84,592
  40      96,398          **          **     175,144          **          **     127,954          **          **     127,954
  45     127,441          **          **     237,023          **          **     187,726          **          **     187,726

----------
* The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.

**   Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

                             ADDITIONAL INFORMATION

     This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 24.

Contents of this section                                       Beginning on page
------------------------                                       -----------------
Description of us .............................................        33

How we support the policy and investment options ..............        33

Procedures for issuance of a policy ...........................        34

Basic Sum Insured vs. Additional Sum Insured ..................        35

Commencement of investment performance ........................        35

How we process certain policy transactions ....................        36

Effects of policy loans .......................................        37

Additional information about how certain policy charges work ..        38

How we market the policies ....................................        39

Tax considerations ............................................        40

Reports that you will receive .................................        42

Voting privileges that you will have ..........................        42

Changes that we can make as to your policy ....................        43

Adjustments we make to death benefits .........................        43

When we pay policy proceeds ...................................        43

Other details about exercising rights and paying benefits .....        44

Legal matters .................................................        44

Registration statement filed with the SEC .....................        44

Accounting and actuarial experts ..............................        44

Financial statements of JHVLICO and the Account ...............        45

List of our Directors and Executive Officers of JHVLICO .......        46

Description of us

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2000, John Hancock's assets were approximately $__ billion and it had invested approximately $___ million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

How we support the policy and investment options

Separate Account U

     The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

     The assets in each subaccount are invested in the corresponding fund of one of theSeries Funds. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

     Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 35).

     The policy will take effect only if all of the following conditions are satisfied:

o    The policy is delivered to and received by the applicant.

o    The Minimum Initial Premium is received by us.

o Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Basic Sum Insured vs. Additional Sum Insured

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

     Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 40).

Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

How we process certain policy transactions

Premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

o    The tax problem resolves itself prior to the date the refund is to be made;
     or

o The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

     In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (4) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

     Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

     We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

     Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

     Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Asset Rebalancing

     This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

     Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the last surviving insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

     The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time.

Telephone transfers and policy loans

     Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve your request:

o    Additional Sum Insured increases.

o    Change of death benefit Option from A to B.

     A change from Option B to Option A is effective on the policy anniversary on or next following the date we receive the request.

     The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

o    Total Sum Insured decreases

o    Reinstatements of lapsed policies

     We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

Effects of policy loans

     The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 40).

Additional information about how certain policy charges work

Sales expenses and related charges

     The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will we deduct from your investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 39.)

Effect of premium payment pattern

     You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in any policy year, or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 for ten years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $1,000. If you paid $2,000 every other policy year for ten policy years, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of $1,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 40.)

Monthly charges

     Unless we agree otherwise, we will deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

How we market the policies

     John Hancock Funds, Inc. ("JHFI") and Signator Investors, Inc.("Signator") act as principal distributors of the policies sold through this prospectus. JHFI and Signator are each registered as a broker-dealer under the Securities Exchange Act of 1934, and each is a member of the National Association of Securities Dealers, Inc. JHFI's address is 101 Huntington Avenue, Boston, Massachusetts 02199. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117. JHFI and Signator are subsidiaries of John Hancock.

     You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and us, or with Signator and us. We pay compensation to these broker-dealers for promoting, marketing and selling our products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. The most common schedule of gross commissions (inclusive of any expense allowance payments paid to such broker-dealers and financial institutions) is as follows:

o 80% of first year premiums paid up to the Target Premium plus 3% of any excess premium payments,

o    3% of total premiums paid in policy years 2 through 5, and

o    0.15% of account value less loans in policy years 2 and thereafter.

     In some situations where the broker dealer provides some or all of the marketing services required, we may pay an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, we may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less loans in policy years 2 and thereafter. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions.

     Signator also pays its branch office principals, who are also independent general agents of ours, for sales of the policies to Signator customers. In turn, the branch office principals pay a portion of their compensation to their assigned marketing representatives, under their own arrangments. The most common schedule of gross commission (inclusive of overrides and expense allowance payments paid to such branch office principals) is as follows:

o [50%] of the Target Premium paid in the first policy year, [6%] of the Target Premium paid in the second through fourth policy years, and [3%] of the Target Premium paid in each policy year thereafter, and

o [3%] on any premium paid in any policy year in excess of the Target Premium. Representatives who meet certain productivity and persistency standards may be eligible for additional compensation.

     From time to time, JHFI and Signator, at their expense, may provide significant additional compensation to financial services firms which sell or arrange for the sale of the policies. Such compensation may include, for example, financial asistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other financial services firms-sponsored events or activities.

     We offer these contracts on a continuous basis, but neither JHFI nor Signator is obligated to sell any particular amount of policies. JHFI and Signator also serve as principal underwriters for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I, and JHFI is the principal underwriter for the John Hancock Declaration Funds.

     We reimburse JHFI and Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

Tax considerations

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with the definition of life insurance, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under the Code. In addition, if you have elected the Long-Term Care Acceleration rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under Sections 101 and/or Section 7702B of the Code. We have designed the rider to meet these standards.

Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Long-Term Care Acceleration Rider, as described beginning on page 19, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy's account value to pay the rider charge.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

     In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

     Furthermore, any time there is a "material change" in an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

     Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

     All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of the Series Funds, including a list of securities held in each fund.

Voting privileges that you will have

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes that we can make as to your policy

Changes relating to a Series Fund or the Account

     The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock, or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

o Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

o    Combining or removing investment options

o    Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

Adjustments we make to death benefits

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

When we pay policy proceeds

General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Other details about exercising rights and paying benefits

Joint ownership

     If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Legal matters

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Accounting and actuarial experts

     The financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., F.S.A.,an Actuary of JHVLICO and Second Vice President of John Hancock.

Financial statements of JHVLICO and the Account

     The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

              List of Directors and Executive Officers of JHVLICO

     The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:

Directors and Executive Officers       Principal Occupations
--------------------------------       ---------------------

David F. D'Alessandro ...............  Chairman of the Board and Chief Executive
                                       Officer of JHVLICO; President and Chief
                                       Executive Officer, John Hancock Life
                                       Insurance Company.

Michele G. Van Leer .................  Vice Chairman of the Board and President
                                       of JHVLICO; Senior Vice President, John
                                       Hancock Life Insurance Company.

Ronald J. Bocage ....................  Director, Vice President and Counsel of
                                       JHVLICO; Vice President and Counsel, John
                                       Hancock Life Insurance Company.

Bruce M. Jones ......................  Director and Vice President of JHVLICO;
                                       Vice President, John Hancock Life
                                       Insurance Company.

Thomas J. Lee .......................  Director and Vice President of JHVLICO;
                                       Vice President, John Hancock Life
                                       Insurance Company.

Barbara L. Luddy ....................  Director, Vice President and Actuary of
                                       JHVLICO; Senior Vice President, John
                                       Hancock Life Insurance Company.

Robert S. Paster ....................  Director and Vice President of JHVLICO;
                                       Vice President, John Hancock Life
                                       Insurance Company.

Robert R. Reitano ...................  Director and Vice President of JHVLICO;
                                       Vice President, John Hancock Life
                                       Insurance Company.

Paul Strong .........................  Director and Vice President of JHVLICO;
                                       Vice President, John Hancock Life
                                       Insurance Company.

Daniel L. Ouellette .................  Vice President, Marketing, of JHVLICO;
                                       Senior Vice President, John Hancock Life
                                       Insurance Company.

Edward P. Dowd ......................  Vice President, Investments, of JHVLICO;
                                       Senior Vice President, John Hancock Life
                                       Insurance Company

Roger G. Nastou .....................  Vice President, Investments, of JHVLICO;
                                       Vice President, John Hancock Life
                                       Insurance Company

Todd G. Engelsen ....................  Vice President and Illustration Actuary
                                       of JHVLICO; Second Vice President, John
                                       Hancock Life Insurance Company

Julie H. Indge ......................  Treasurer of JHVLICO; Financial Officer,
                                       John Hancock Life Insurance Company

Earl W. Baucom ......................  Controller of JHVLICO; Senior Vice
                                       President and Controller, John Hancock
                                       Life Insurance Company.

Peter Scavongelli ...................  Secretary of JHVLICO; State Compliance
                                       Officer, John Hancock Life Insurance
                                       Company

     The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

            YEAR-END 2000 AUDITED FINANCIALS OF JHVLICO AND ACCOUNT U

             WILL BE ADDED BY AN ADDITIONAL POST-EFFECTIVE AMENDMENT

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

     This index should help you locate more information about many of the important concepts in this prospectus.

Key Word or Phrase                            Page

Account ....................................   33
account value ..............................    9
Additional Sum Insured .....................   17
asset-based risk charge ....................   10
asset rebalancing ..........................   15
attained age ...............................   10
Basic Sum Insured ..........................   17
beneficiary ................................   44
business day ...............................   34
changing Option A or B .....................   21
changing the Total Sum Insured .............   20
charges ....................................    9
Code .......................................   40
cost of insurance rates ....................    9
date of issue ..............................   35
death benefit ..............................    5
deductions .................................    9
dollar cost averaging ......................   15
expenses of the Series Funds ...............   11
fixed investment option ....................   34
full surrender .............................   15
fund .......................................    2
grace period ...............................    8
guaranteed death benefit feature ...........    7
Guaranteed Death Benefit Premium ...........    7
insurance charge ...........................    9
insured person .............................    5
investment options .........................    1
JHVLICO ....................................   33
lapse ......................................    7
loan .......................................   16
loan interest ..............................   16
Maximum Monthly Benefit ....................   19
maximum premiums ...........................    6
Minimum Initial Premium ....................   34
minimum insurance amount ...................   17
minimum premiums ...........................    6
modified endowment .........................   41
monthly deduction date .....................   35
Option A; Option B .........................   17
optional benefits charge ...................   10
owner ......................................    5
partial withdrawal .........................   15
partial withdrawal charge ..................   11
payment options ............................   21
Planned Premium ............................    6
policy anniversary .........................   35
policy year ................................   35
premium; premium payment ...................    5
prospectus .................................    2
receive; receipt ...........................   24
reinstate; reinstatement ...................    8
sales charge ...............................    9
SEC ........................................    2
Separate Account U .........................   33
Servicing Office ...........................    2
special loan account .......................   16
subaccount .................................   33
surrender ..................................    5
surrender value ............................   15
Target Premium .............................    9
tax considerations .........................   40
telephone transactions .....................   24
Total Sum Insured ..........................   17
transfers of account value .................   14
Series Fund ................................    2
variable investment options ................    1
we; us .....................................   33
withdrawal .................................   15
withdrawal charges .........................   11
you; your ..................................    5

                                    PART II

                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                       REPRESENTATION OF REASONABLENESS

      John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

      Pursuant to Section X of JHVLICO's Bylaws and Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      Cross-Reference Table.

      The prospectuses containing 91 pages.

      The undertaking regarding indemnification.

      The undertaking to file reports.

      The signatures.

     The following exhibits:

1.A. (1) JHVLICO Board Resolution establishing the separate account included in Post-Effective Amendment No. 2 on Form S-6 Registration
          Statement, to File No. 33-76660 filed March 5, 1996 is incorporated by reference.

      (2) Not Applicable.

      (3) (a) Form of Distribution Agreement by and among Signator Investors, Inc. (previously known as "John Hancock Distributors, Inc."),
              John Hancock Mutual Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

          (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

          (c) Schedule of Sales Commissions included in I. A. (3)(a) above.

      (4) Not Applicable.

      (5) Form of flexible premium variable insurance policy included in the initial registration statement on Form S-6 of this account for flexible premium policies, filed March 18, 1994 (File No. 33-76660) is incorporated by reference.

      (6) Certificate of Incorporation and By-Laws of John Hancock Variable Life Insurance Company included in Post-Effective Amendment No. 2 on
          Form S-6 Registration Statement, filed March 5, 1996 is incorporated by reference.

      (7) Not Applicable.

      (8) Not Applicable.

      (9) Not Applicable.

     (10) Form of application for Policy included in Post-Effective Amendment No. 2 on Form S-6 Registration Statement, filed March 5, 1996.

     (11) Not Applicable. The Registrant invests only in shares of open-end
          Funds.

2.  Included as exhibit 1.A (5) above.

3. Opinion and consent of counsel as to securities being registered,(to be filed by amendment).

4.  Not Applicable.

5.  Not Applicable.

6.  Opinion and consent of actuary (to be filed by amendment).

7.  Consent of independent auditors (to be filed by amendment).

8. Memorandum describing John Hancock's issuance, transfer and redemption procedures for flexible premium policies pursuant to Rule
    6e-3(T)(b)(12)(iii), included in Post-Effective Amendment No. 2 on
    Form S-6 Registration Statement to File No. 33-76660, filed March 5, 1996 is incorporated by reference.

9. Powers of Attorney for Bruce M. Jones and Paul Strong, incorporated by reference from Post-Effective Amendment No. 2 to File No. 333-81127, filed on May 4, 2000. Power of Attorney for Ronald J. Bocage, incorporated by reference from Form 10-K annual report of John Hancock Variable Life Insurance Company (File No. 33-62895) filed March 28,1997. Powers of attorney for Tomlinson, D'Alessandro, Shaw, Luddy, Lee, Reitano, Van Leer and Paster included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement to File No. 33-76660, filed March 5, 1996 is incorporated by reference.

10. Representations, Description and Undertaking pursuant to Rule
    6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940 included in Post-Effective Amendment No. 2 on Form S-6 Registration Statement to File NO. 33-76660, filed March 5, 1996 is incorporated by reference.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 2nd day of March, 2001.

                                 JOHN HANCOCK VARIABLE LIFE
                                 INSURANCE COMPANY

(SEAL)

                                     By  /s/ MICHELE G. VAN LEER
                                         -----------------------
                                         Michele G. Van Leer
                                         Vice Chairman and President



Attest:    /s/ PETER SCAVONGELLI
           ---------------------
           Peter Scavongelli
           Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                     Title                              Date
----------                     -----                              ----


/s/ EARL W. BAUCOM
-------------------
Earl W. Baucom             Controller (Principal Accounting    March 2, 2001
                           Officer)

/s/ JULIE H. INDGE
------------------
Julie H. Indge             Treasurer (Principal Financial      March 2, 2001
                           Officer)


/s/ MICHELE G. VAN LEER
-----------------------
Michele G. Van Leer        Vice Chairman of the Board          March 2,  2001
for herself and as         and President(Acting Principal
Attorney-in-Fact           Executive Officer)

      For:  David F. D'Alessandro  Chairman of the Board
            Robert S. Paster       Director
            Thomas J. Lee          Director
            Bruce M. Jones         Director
            Paul Strong            Director
            Barbara L. Luddy       Director
            Ronald J. Bocage       Director
            Robert R. Reitano      Director